SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

         Filed by the registrant [ X ]

         Filed by a party other than the registrant [   ]

         Check the appropriate box:

         [X]      Preliminary proxy statement.

         [ ]      Definitive proxy statement.

         [ ]      Definitive additional materials.

         [ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

         [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                          UCI MEDICAL AFFILIATES, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

         [ ]      No fee required.

         [X]      Fee computed on table below per Exchange Act Rules 14a-6(i)
                  (1) and 0-11.

                  (1) Title of each class of securities to which transaction applies: Common Stock
                               ---------------

                  (2) Aggregate number of securities to which transaction
                      applies: 2,091,396 shares
                              ------------------

                  (3) Per unit price or other underlying value of
                      transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                             $8,050,000        assets acquired

                                807,841        liabilities assumed
                             ----------

                             $8,857,841        total value of transaction
                             ==========

                  (4)  Proposed maximum aggregate value of transaction:
                       $8,857,841
                       ---------------------------

                  (5)  Total fee paid: $1,774
                                      ---------------------------

                  [X]  Fee paid previously with preliminary materials.
                      ($1,774 paid with February 24, 1998 filing.)
                      --------------------------------------------

                  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                           (1)      Amount Previously Paid:
                                                           -------------------

                           (2)      Form, Schedule or Registration Statement
                                    No.:
                                        -----------------------

                           (3)      Filing Party:
                                                  -------------------

                           (4)      Date Filed:
                                               -----------------------

                 PRELIMINARY PROXY STATEMENT DATED MAY 29, 1998



                          UCI MEDICAL AFFILIATES, INC.
                          1901 MAIN STREET, SUITE 1200
                         COLUMBIA, SOUTH CAROLINA 29201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 25, 1998


TO THE STOCKHOLDERS OF UCI MEDICAL AFFILIATES, INC.:

         The Annual Meeting of Stockholders of UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), will be held on Thursday, June 25, 1998 at 10:00 a.m., local time, at the Embassy Suites Hotel, 200 Stoneridge Drive, Columbia, South Carolina 29210 for the following purposes:

         A. In connection with the transaction in which UCI has acquired certain assets and assumed certain liabilities of MainStreet Healthcare Corporation ("MHC"), a Delaware corporation, UCI stockholders will be asked:

                  1. To approve the issuance of shares of UCI common stock in connection with the transaction.

                  2. To approve the issuance of warrants for the purchase of shares of UCI common stock in connection with a private placement of UCI common stock.

                  3. To approve an amendment to the Amended and Restated Certificate of Incorporation of UCI to increase the authorized shares of UCI common stock from 10 million shares to 30 million shares.

         B. In connection with the Annual Meeting, UCI stockholders will be asked:

                  1. To approve the election of three members of the UCI Board of Directors, each to hold office for a three-year term ending on the date of the annual meeting of stockholders in the year 2001 and until such director's respective successor shall have been duly elected and qualified.

                  2. To approve the adoption of the UCI 1997 Stock Incentive Plan for officers, directors, employees and consultants.

                  3. To ratify the appointment of Price Waterhouse LLP as the firm of independent auditors to audit the consolidated financial statements of UCI and its subsidiaries for the fiscal year ending September 30, 1998.

         C. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record of UCI common stock at the close of business on May 11, 1998 are entitled to notice of, and will be entitled to vote at, the Annual Meeting or any adjournment or postponement thereof.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    M. F. McFarland, III, M.D.
                                    CHAIRMAN OF THE BOARD
                                    AND CHIEF EXECUTIVE OFFICER

June 1, 1998

         TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                             -----------------

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED THE SHARES OF UCI COMMON STOCK TO BE ISSUED IN THE TRANSACTION, OR DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The accompanying Proxy Statement is dated June 1, 1998,
              and was first mailed to stockholders on or about June 1, 1998.

                                TABLE OF CONTENTS

                                     SUMMARY

The Parties to the Acquisition...............................................1
Recommendations to Stockholders..............................................2
Risk Factors.................................................................2

The Acquisition..............................................................3

Annual Meeting Proposals.....................................................4
Markets and Market Prices....................................................6
Selected Historical Financial Data of the Company............................7
Selected Historical Financial Data of MHC....................................8
Selected Pro Forma Financial Data of the Company.............................9


                                  RISK FACTORS

Financial Status of MHC.....................................................10
Integration of Operations; Management of Growth.............................10
Dilution....................................................................11

Resales of Common Stock and Market Volatility...............................12

Government Regulation.......................................................13

Possible Nasdaq Delisting...................................................15
Competition.................................................................15


                                 THE ACQUISITION

Description of the Acquisition..............................................17
         Background.........................................................17

         Reasons for the Acquisition........................................19
         Recommendation of the UCI Board....................................20
         Fairness Opinion...................................................20
         Financing of the Acquisition.......................................22

         Certain Federal Income Tax Matters.................................22
         Accounting Treatment...............................................22

         Resales of Common Stock............................................23

         Absence of Dissenters' Rights......................................23

         Interests of Certain Persons in the Acquisition....................24
Description of the Agreements...............................................24

         Acquisition Agreement..............................................24
         Related Agreements.................................................27
                  Non-Solicit Agreements....................................27
                  Registration Rights Agreement.............................27
                  Shareholder Agreements....................................27


                       FINANCIAL AND BUSINESS INFORMATION

Market Price and Dividend Information......................................28
Description of MHC.........................................................29
Unaudited Pro Forma Combined Condensed Financial Statements................30

                               THE ANNUAL MEETING





Business to Be Conducted at the Annual Meeting.............................36
         Proposals to be Voted Upon........................................36
         Date, Time and Place of Meeting...................................36
         Record Date.......................................................37
         Shares Outstanding and Entitled to Vote...........................37
         Voting and Revocation of Proxies..................................37
         Quorum............................................................37
         Vote Required.....................................................38
         Solicitation of Proxies and Expenses..............................38
Description of Proposals...................................................39
         Share Issuance and Warrant Issuance Proposals.....................39
         Authorized Capital Stock Proposal.................................39
         Election of Directors.............................................39
         1997 Incentive Plan Proposal......................................40
         Ratification of Auditors Proposal.................................44
Directors and Executive Officers...........................................44
         Directors.........................................................44
         Executive Officers................................................45
         Section 16(a) Beneficial Ownership Reporting Compliance...........46
         Board of Directors and Board Committees...........................46
         Executive Compensation............................................47
         Director Compensation.............................................49
         Employment Contracts..............................................49
Security Ownership of Certain Beneficial Owners and Management.............49
Certain Relationships and Related Party Transactions.......................51


                             ADDITIONAL INFORMATION

Cautionary Statement Concerning Forward-Looking Statements.................55
Stockholder Proposals......................................................55
Other Matters..............................................................55
Annual Report..............................................................55
Where You Can Find More Information........................................56


                                   APPENDICES

Appendix A - Fairness Opinion.............................................A-1
Appendix B - Proposed Amendment to the UCI Certificate....................B-1
Appendix C - MHC Historical Financial Statements..........................C-1

                                     SUMMARY

         THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT, AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE PROPOSED TRANSACTION FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE TRANSACTION, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "ADDITIONAL INFORMATION - WHERE YOU CAN FIND MORE INFORMATION."

         This Proxy Statement is being furnished to the holders of common stock, par value $0.05 per share (the "Common Stock"), of UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), in connection with the solicitation of proxies by the UCI Board of Directors (the "UCI Board") for use at the Annual Meeting of Stockholders of UCI to be held Thursday, June 25, 1998 at 10:00 a.m., local time, at the Embassy Suites Hotel, 200 Stoneridge Drive, Columbia, South Carolina for the following purposes:

           o To approve certain proposals relating to the acquisition, effective May 1, 1998 (the "Acquisition"), by UCI and certain of its affiliated entities of substantially all of the assets and certain of the liabilities of MainStreet Healthcare Corporation, a Delaware corporation ("MHC"), and its affiliated entities, and the funding of a portion of the Acquisition by UCI through the private placement of Common Stock, and

           o To approve certain proposals presented as part of the regularly scheduled Annual Meeting of Stockholders of UCI.

THE PARTIES TO THE ACQUISITION

PURCHASING ENTITIES

         UCI MEDICAL AFFILIATES, INC.

         UCI is a holding company that operates through its wholly-owned subsidiary, UCI Medical Affiliates of South Carolina, Inc., a South Carolina
corporation ("UCI-SC"), providing nonmedical management and administrative services for its network of 40 freestanding medical centers (the "UCI Centers") located throughout South Carolina. In compliance with applicable laws governing the corporate practice of medicine, all medical services at the UCI Centers are provided by or under the supervision of Doctor's Care, P.A. ("DC-SC"), a South Carolina professional corporation affiliated with UCI and UCI-SC. DC-SC was formed and operates solely to fulfill the licensed medical provider responsibilities associated with the UCI Centers pursuant to an administrative services agreement between DC-SC and UCI-SC. UCI's executive offices are located at 1901 Main Street, Suite 1200, Columbia, South Carolina 29201 and its telephone number is (803) 252-3661.

         UCI MEDICAL AFFILIATES OF  GEORGIA, INC. ("UCI-GA")

         UCI-GA is a South Carolina corporation and a wholly-owned subsidiary of UCI formed solely for the purpose of acquiring the assets and liabilities of MHC pursuant to the Acquisition. UCI-GA performs the same functions with respect to the medical centers acquired from MHC as are performed by UCI-SC with respect to the UCI Centers.

         DOCTOR'S CARE OF GEORGIA, P.C. ("DC-GA")
         DOCTOR'S CARE OF TENNESSEE, P.C. ("DC-TN")

         Each of DC-GA, a Georgia professional corporation, and DC-TN, a Tennessee professional corporation (collectively, the "UCI-PCs), were formed prior to the closing of the Acquisition for the purpose of acquiring the assets and liabilities of the MHC-PCs (defined below), and operate solely to fulfill the licensed medical provider responsibilities associated with the medical centers acquired by UCI-GA in the Acquisition. These responsibilities, as well as various administrative, management and support functions, are carried out pursuant to an administrative services agreement between UCI-GA and each of the UCI-PCs.

         FOR MORE INFORMATION RELATING TO UCI, UCI-SC, DC-SC AND UCI-GA (COLLECTIVELY, THE "COMPANY") YOU SHOULD REVIEW THE DOCUMENTS REFERENCED IN "ADDITIONAL INFORMATION - WHERE YOU CAN FIND MORE INFORMATION."

SELLING ENTITIES

         MAINSTREET HEALTHCARE CORPORATION

         MHC is a privately held corporation that prior to the Acquisition provided nonmedical management and administrative services for its network of 11 freestanding medical centers (the "MHC Centers") located in Georgia and Tennessee. In compliance with applicable laws governing the corporate practice of medicine, prior to the Acquisition, all medical services at the MHC Centers were provided by or under the supervision of the two professional corporations identified in the following paragraph. MHC's executive offices are located at 2370 Main Street, Tucker, Georgia 30084 and its telephone number is (770) 938-9355.

         MAINSTREET HEALTHCARE MEDICAL GROUP, P.C. ("MHC-GA")
         MAINSTREET HEALTHCARE MEDICAL GROUP, PC ("MHC-TN")

         MHC-GA, a Georgia professional corporation, and MHC-TN, a Tennessee professional corporation (collectively, the "MHC-PCs"), were formed solely to fulfill the licensed medical provider responsibilities associated with the MHC Centers pursuant to administrative services agreements between each of the MHC-PCs and MHC.

RECOMMENDATIONS TO STOCKHOLDERS

         The UCI Board believes the Acquisition was in the best interests of the Company and its stockholders and recommends, by the unanimous consent of all directors, that you vote FOR the proposals related to the Acquisition, FOR the amendment to UCI's Amended and Restated Certificate of Incorporation, FOR each of the three nominees for director named in this Proxy Statement and FOR each of the other proposals being submitted to you.

RISK FACTORS

         For a description of certain things which you should consider in connection with your vote on the proposals relating to the Acquisition, in addition to the other information described in this document, see the disclosures beginning on page 10 in this Proxy Statement under the heading "Risk Factors."

THE ACQUISITION


         The Acquisition Agreement and Plan of Reorganization dated February 9, 1998, as amended on April 15, 1998 and May 7, 1998 (the "Acquisition Agreement"), is the legal document that governs the Acquisition. This agreement is summarized in this Proxy Statement under the heading "The Acquisition - Description of the Agreements - Acquisition Agreement."

         HOW THE ACQUISITION WAS COMPLETED

         At the closing of the Acquisition, the following took place:

           o MHC transferred to UCI-GA substantially all of the assets of MHC in exchange for the following:

                      o assumption by UCI-GA of certain liabilities, including a $594,184 line of credit obligation and certain real property and equipment lease obligations of MHC; and

                      o cash, note payable and stock having an aggregate value of $8.14 million, exchanged as follows:

                              o cash payment of $450,000 to an escrow agent selected by MHC and the delivery of an $800,000 promissory note of UCI-GA payable to the escrow agent, with such cash and the proceeds from the repayment of the note to be paid by the escrow agent to certain creditors of MHC; and



                              o a commitment to issue 2,091,396 shares of Common Stock to the escrow agent (such shares valued at $6.89 million using a value of $2.375 per share pursuant to the share price formula set forth in the Acquisition Agreement).

           o The MHC-PCs transferred to the UCI-PCs all of the assets of the MHC-PCs in exchange for the following:

                  o assumption by the UCI-PCs of the obligations of the MHC-PCs under employment agreements with medical service providers; and

                  o        cash payment of $100 to each of the MHC-PCs.

         RELATED AGREEMENTS

         The Acquisition included the delivery of non-solicit agreements and a registration rights agreement, all of which are summarized in this Proxy Statement under the heading "The Acquisition - Description of the Agreements - Related Agreements."

         FAIRNESS OPINION

         In deciding to approve the Acquisition, the UCI Board considered, among other things, advice from Dr. Oliver G. Wood, Jr., an independent consulting economist. UCI's Board received an opinion from Dr. Wood that as of the date of his opinion the terms of the Acquisition were fair to UCI and its stockholders from a financial point of view. Dr. Wood's opinion is attached as Appendix A to this Proxy Statement. We encourage you to read it thoroughly.

         FINANCING THE ACQUISITION



         UCI financed the cash portion of the consideration exchanged in the Acquisition using a portion of the net proceeds received by UCI in a concurrent private placement (the "Private Placement") by UCI of $1.2 million of Common Stock. As placement agent and financial advisory services fees in connection with the Private Placement, UCI has agreed to issue warrants (the "Warrants") for the purchase of an aggregate of 300,000 shares of Common Stock subject to the receipt of stockholder approval for such issuance. At the Annual Meeting, shareholders of UCI will be asked to approve the issuance of the Warrants and the shares of Common Stock issuable upon their exercise. See "Annual Meeting Proposals."

         TAX TREATMENT

         For U.S. federal income tax purposes, no income, gain or loss will be recognized by UCI or the stockholders of UCI as a result of the Acquisition.

         ACCOUNTING TREATMENT

         The Acquisition is to be accounted for as a purchase in accordance with generally accepted accounting principles.

         RESALES OF COMMON STOCK

         All of the shares of Common Stock issued in the Private Placement and all of the shares proposed to be issued pursuant to the Acquisition and upon exercise of the Warrants are considered "restricted securities" under federal and state securities laws. Consequently, the transferability of such shares by their holders is limited during the two years following the respective dates of their issuances, and will remain limited thereafter to the extent such shares are held by affiliates of UCI. To assist the holders of such shares in the public resale of such shares following their issuance, UCI has granted certain registration rights to MHC, MHC stockholders, the investors in the Private Placement and certain of the holders of the Warrants.

         ABSENCE OF DISSENTERS' RIGHTS

         UCI stockholders are not entitled under Delaware law to seek appraisal of their shares of Common Stock in connection with the Acquisition.

ANNUAL MEETING PROPOSALS

         PROPOSALS TO APPROVE THE ISSUANCE OF SHARES AND WARRANTS

         Because the number of shares of Common Stock as to which UCI has committed to issue in connection with the Acquisition and the shares of Common Stock issuable upon exercise of the Warrants to be delivered in connection with the Private Placement will exceed 20 percent of the number of outstanding shares of Common Stock prior to such issuances, approval by UCI stockholders of the issuance of the Common Stock and the Warrants is required under the rules of the National Association of Securities Dealers, Inc. (the "NASD").

         PROPOSAL TO INCREASE THE AUTHORIZED CAPITAL STOCK

         UCI's Amended and Restated Certificate of Incorporation (the "UCI Certificate") currently authorizes 10 million shares of Common Stock. The authorized capital stock proposal provides that the authorized shares of Common Stock will be increased to 30 million shares. Any authorized but unissued shares of Common Stock may be used by UCI for general corporate purposes, including for possible future acquisitions. The increase in the authorized number of shares of Common Stock is necessary to complete the issuance of Common Stock in connection with the Acquisition and the issuance of the Warrants in connection with the Private Placement.

         ELECTION OF UCI DIRECTORS


         At the Annual Meeting, UCI stockholders will be asked to elect the following three director nominees: Charles P. Cannon, A. Wayne Johnson and Ashby
M. Jordan, M.D.

         PROPOSAL TO APPROVE THE 1997 STOCK INCENTIVE PLAN

         The UCI Board has approved the UCI 1997 Stock Incentive Plan. At the Annual Meeting, you will be asked to approve this plan.

         PROPOSAL TO RATIFY AUDITORS

         UCI has appointed Price Waterhouse LLP as the independent auditors of the Company's consolidated financial statements for the fiscal year ending September 30, 1998. At the Annual Meeting, you will be asked to ratify this appointment.

         RECORD DATE; VOTE REQUIRED FOR STOCKHOLDER APPROVAL OF THE PROPOSALS

         Only holders of record of Common Stock at the close of business on May 11, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Common Stock is entitled to one vote per share on each matter that is presented for stockholder approval at the Annual Meeting.

         The proposals to issue shares of Common Stock to MHC pursuant to the Acquisition and to issue the Warrants (and the Common Stock issuable upon exercise of the Warrants) in connection with the Private Placement must be approved by the affirmative vote of the holders of a majority of the total votes cast on the proposals.

         The proposal to amend the UCI Certificate to increase the number of authorized shares of Common Stock must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

         The three nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) in the election of directors will be elected to the UCI Board.

         The proposal to approve the adoption of the UCI 1997 Stock Incentive Plan and the proposal to ratify auditors must each be approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

         M.F. McFarland, III, M.D., Chairman and Chief Executive Officer of UCI, and certain subsidiaries of Blue Cross Blue Shield of South Carolina ("BCBS") have indicated to UCI that each of them intends to vote the shares of Common Stock controlled by them in favor of each of the proposals scheduled to be presented for stockholder approval at the Annual Meeting. In addition, each of Dr. McFarland and such subsidiaries of BCBS have executed separate agreements with MHC in which they have agreed to vote their shares in favor of the proposals relating to the Acquisition presented for stockholder approval. As of the record date for the Annual Meeting, these shares represented 51.9 percent of the outstanding Common Stock.

         ACCORDINGLY, IF DR. MCFARLAND AND SUCH SUBSIDIARIES OF BCBS VOTE AS INDICATED, ALL OF THE PROPOSALS ARE ASSURED TO BE APPROVED, REGARDLESS OF THE VOTES THAT MAY BE CAST BY ANY OTHER HOLDERS OF COMMON STOCK ENTITLED TO VOTE.


MARKETS AND MARKET PRICES

         The Common Stock is traded on the Nasdaq SmallCap Market under the symbol "UCIA". For information regarding the historical market price of the Common Stock, see "Financial and Business Information - Market Price and Dividend Information."



         On   February  12, 1998,  the  last  trading  day  prior to  the public announcement of the Acquisition, the Common Stock closed at $2.3125 per share. On May , 1998, the last trading day before the printing of this Proxy Statement, the Common Stock closed at $____ per share.

         MHC is a privately held corporation, and there is no public trading market for its securities.

                SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY

         In the tables below, we provide you with selected historical financial data of the Company. We prepared this data using the consolidated financial statements of the Company. When you read this selected historical consolidated financial data, you should read the historical financial statements and accompanying notes that the Company has included in its Annual Report on Form 10-KSB/A for the year ended September 30, 1997 (which accompanies this Proxy Statement) and its Quarterly Report on Form 10-QSB for the three months ended March 31, 1998. (You can obtain these reports by following the instructions we provide in this Proxy Statement under the heading "Additional Information - Where You Can Find More Information.")

         It is also important that you read the unaudited pro forma combined financial information and accompanying notes that we have included in this Proxy Statement under the heading "Financial and Business Information - Unaudited Pro Forma Combined Condensed Financial Statements."



 Summary Consolidated                         Six Months Ended              Fiscal Year Ended
Statements of Operations Data                    March 31, 1998              September 30, 1997
------------------------------                   ---------------             ------------------
Revenues......................................    $16,692,563                   $27,924,772
Income (loss) from operations.................        494,362                        54,684
Net income (loss).............................      1,051,319                       (83,726)
Net income (loss) per common and common
equivalent share (basic)......................          (0.17)                        (0.02)
Weighted average common shares and
common share equivalents outstanding..........      6,052,540                     5,005,081
                       ----

         Summary Consolidated
        Balance Sheet Data                      March 31, 1998              September 30, 1997
--------------------------------                ---------------             ------------------
Working capital...............................     $3,159,560                   $ 2,921,045
Total assets..................................     23,234,120                    20,863,532
Long-term debt, net...........................      8,480,985                     6,920,470
Capital.......................................      9,341,549                     9,488,497


                    SELECTED HISTORICAL FINANCIAL DATA OF MHC

         In the table below, we provide you with selected historical financial data of MHC. We prepared this data using the consolidated financial statements of MHC. When you read this selected historical combined financial data, it is important that you read the historical financial statements of MHC and accompanying notes that we have included as Appendix C to this Proxy Statement.

         It is also important that you read the unaudited pro forma combined financial information and accompanying notes that we have included in this Proxy Statement under the heading "Financial and Business Information - Unaudited Pro Forma Combined Condensed Financial Statements."


                                                                   FISCAL YEAR ENDED
    SUMMARY CONSOLIDATED                                            MARCH 31, 1998             FISCAL YEAR ENDED
STATEMENTS OF OPERATIONS DATA                                          (UNAUDITED)                MARCH 31, 1997
-----------------------------                                       ---------------           ------------------
Revenues.............................................               $     6,696,957           $      3,665,982
Income (loss) from operations.......................                     (2,218,047)                (1,318,509)
Net income (loss)...................................                     (2,558,517)                (1,569,273)
 Note: MHC was not required to, and did not, compute earnings per share.



                   SUMMARY CONSOLIDATED                           MARCH 31, 1998
                     BALANCE SHEET DATA                             (UNAUDITED)                  MARCH 31, 1997
--------------------------------------------------               ----------------           --------------------
Working capital...................................                 $   (1,666,165)            $       327,283
Total assets......................................                      5,416,218                     795,876
Long-term debt, net...............................                        440,976                     765,444
Total stockholders' deficit.......................                     (4,080,399)                 (1,471,937)

                SELECTED PRO FORMA FINANCIAL DATA OF THE COMPANY
                                   (unaudited)

         In the table below, we attempt to illustrate the financial results that might have occurred if the Acquisition had been completed previously. Presented is combined statement of operations information for the Company for the six months ended March 31, 1998 and the fiscal year ended September 30, 1997 as if the Acquisition and the Private Placement (as defined herein) had been completed on October 1, 1996. Also presented is combined balance sheet information for the Company as of March 31, 1998 as if the Acquisition and the Private Placement had been completed on that date.

         It is important to remember that this information is hypothetical, and does not necessarily reflect the financial performance that would have actually resulted if the Acquisition and the Private Placement had been completed on those dates. It is also important to remember that this information does not necessarily reflect future financial performance if the Acquisition and the Private Placement actually occur.

         Please see the information in this Proxy Statement under the heading "Financial and Business Information - Unaudited Pro Forma Combined Condensed Financial Statements" for a more detailed explanation of this analysis.


SUMMARY PRO FORMA COMBINED                       SIX MONTHS ENDED               FISCAL YEAR ENDED
    STATEMENT OF OPERATIONS DATA                    MARCH 31, 1998              SEPTEMBER 30, 1997
---------------------------------                 ------------------           ---------------------
Revenues................................             $    19,952,575         $         33,933,214
Income (loss) from operations...........                 (1,258,050)                  (2,382,433)
Net income (loss).......................                 (2,046,530)                  (2,925,554)
Net income (loss) per common and common
equivalent share (basic)................                      (0.20)                       (0.31)
Weighted average common shares and
  common share equivalents outstanding..                  10,153,936                    9,489,860

              Summary Pro Forma Combined
                Balance Sheet Data                      MARCH 31, 1998
-------------------------------------------      -------------------------
Working capital.............................         $          4,020,898
Total assets................................                   32,806,777
Long-term debt, net.........................                    8,563,895
Capital.....................................                   17,306,365


                                  RISK FACTORS

         Each UCI stockholder should carefully consider and evaluate the following factors, among others, before voting.

FINANCIAL STATUS OF MHC

         MHC has experienced losses and operating deficits since its inception in February 1996. UCI expects that the operations associated with the assets acquired in the Acquisition may continue to experience losses and require the infusion of substantial capital to build those operations to a profitable state. Although UCI management believes that the assets acquired from MHC in the Acquisition are valuable to the Company's operations and are expected to contribute to long-term profitability and enhanced stockholder value, there can be no assurance that such expectations can be realized or that UCI can achieve profitability as a consequence of the Acquisition.

         In addition, MHC continues to have various repayment obligations to its third-party creditors. To the extent that MHC is unable to satisfy its obligations to such creditors, MHC could be forced to file for protection under applicable bankruptcy laws or could be placed into an involuntary bankruptcy proceeding by its creditors. In such event, the transfer of assets to UCI pursuant to the Acquisition could come under review of a bankruptcy trustee, who could seek to characterize the transfer in the Acquisition as a preference that could be set aside under applicable bankruptcy law, requiring UCI and MHC to reverse the transactions comprising the Acquisition. Pursuant to the Acquisition Agreement, MHC, the MHC-PCs and certain of the MHC stockholders have represented and warranted that they will not hinder, delay, defraud or avoid any obligation to any past, present or future creditor in the transactions contemplated by the Acquisition Agreement; that the consideration received by MHC and the MHC-PCs is more than a reasonably equivalent value in exchange for the transfer of the assets of MHC and the MHC-PCs; that each of MHC and the MHC-PCs is solvent and will not be rendered insolvent as a result of the transactions contemplated by the Acquisition Agreement; and that neither MHC nor any of the MHC-PCs has initiated, nor does it intend to initiate or expect to have initiated against it as debtor, any proceeding under federal or any state's bankruptcy, insolvency or similar laws. Additionally, MHC and the MHC-PCs have represented and warranted to UCI-GA that MHC and the MHC-PCs shall, as and when due, use their reasonable best efforts within eleven months after the closing of the Acquisition to pay all valid liabilities of MHC and the MHC-PCs which are not assumed by UCI-GA. The Company's remedy for any breach of the foregoing by MHC, the MHC-PCs or the MHC stockholders is subject to certain limitations which apply to all breaches of the Acquisition Agreement. See "The Acquisition - Description of Agreements - Acquisition Agreement - Representations, Indemnifications and Holdback Shares." Although MHC has represented that it intends to satisfy its third-party creditor obligations following the Acquisition, in the event of a set-aside pursuant to applicable bankruptcy law, the expected benefits to UCI from the Acquisition would not be achieved and, subject to a possible recovery under the applicable indemnification provisions of the Acquisition Agreement, the transaction costs associated with the Acquisition would not be recoverable by UCI, thereby adversely affecting UCI's operations.

INTEGRATION OF OPERATIONS; MANAGEMENT OF GROWTH




         In determining that the Acquisition was in the best interests of the Company, the UCI Board addressed the cost savings, operating efficiencies, and other synergies that may result from the consummation of the Acquisition. The consolidation of functions and the integration of departments, systems and procedures following the Acquisition present significant management challenges requiring the dedication of management resources that may temporarily detract attention from the day-to-day business of the Company. The difficulties of assimilation may be increased by the necessity of coordinating geographically separated organizations, integrating personnel with disparate business backgrounds and combining different corporate cultures. The process of combining the MHC assets may cause an interruption of, or a loss of momentum in, the Company's business, which could have an adverse effect on the revenues and operating results of the combined Company, at least in the near term. There can be no assurance that the combined entity will be able to retain all of its key management and other operating personnel or that the combined entity will realize any of the other anticipated benefits of the Acquisition.

DILUTION

         VOTING CONTROL

         Upon receipt of requisite shareholder approval, UCI has committed to issue 2,091,396 shares of Common Stock to a designated escrow agent in connection with the Acquisition and has committed to issue the Warrants for the purchase of up to 300,000 shares of Common Stock as placement agent and financial advisory services fees in connection with the Private Placement. Without giving effect to any other issuance of Common Stock by UCI following the closing of the Acquisition, such additional shares of Common Stock to be issued in connection with the Acquisition and pursuant to the exercise of the Warrants would represent, in the aggregate, approximately 24.7 percent of the number of shares of Common Stock outstanding immediately after the closing of the Acquisition. Accordingly, the contemplated issuance of shares in connection with the Acquisition and the exercise of the Warrants would have the effect of substantially reducing the percentage voting interest in UCI represented by a share of the Common Stock immediately prior to such share issuances.

         As of the Record Date for the Annual Meeting, Companion HealthCare Corporation ("CHC") and Companion Property and Casualty Company ("CP&C"), each a wholly-owned subsidiary of BCBS (individually, a "BCBS Subsidiary," and collectively, the "BCBS Subsidiaries"), own in the aggregate 2,624,623 shares, or approximately 43 percent, of the outstanding Common Stock. Under various agreements between UCI and the BCBS Subsidiaries (the "Anti-Dilution Agreements"), the BCBS Subsidiaries have the right at any time to purchase from UCI such number of shares of the voting stock of UCI as is necessary for BCBS and its affiliated entities, as a group, to maintain an aggregate ownership of 47 percent of the outstanding voting stock of UCI. To the extent either of the BCBS Subsidiaries exercises such right in conjunction with a sale of voting stock by UCI, the price to be paid by the BCBS Subsidiary is the average price to be paid by the other purchasers in such sale. Otherwise, the price is the average closing bid price of the UCI voting stock on the ten trading days immediately preceding the election by the BCBS Subsidiary to exercise its purchase rights. Consequently, to the extent any of the BCBS Subsidiaries elect to exercise any or a portion of their rights under the Anti-Dilution Agreements following the Private Placement and, if approved, the issuance of shares contemplated by the Acquisition and pursuant to the Warrants, the sale of shares of Common Stock to such BCBS Subsidiary will have the effect of further reducing the percentage voting interest in UCI represented by a share of the Common Stock immediately prior to such sale.

         The substantial ownership of Common Stock by the BCBS Subsidiaries, MHC and other affiliates of the Company following the Acquisition and the Private Placement will provide them with the ability to exercise substantial influence in the election of directors and other matters submitted for approval by the UCI stockholders. As a result, it may be difficult for other stockholders of UCI to successfully oppose matters which are presented by such entities for action by stockholders, or to take actions which are opposed by such entities. Such ownership may also have the effect of delaying, deterring or preventing a change in control of UCI without the consent of such entities. In addition, sales of Common Stock by such entities could result in another stockholder obtaining control over UCI.

         EARNINGS AND BOOK VALUE PER SHARE

         On a pro forma basis, the closing of the Acquisition and the Private Placement have a dilutive effect on earnings per share of UCI for the fiscal year ended September 30, 1997 (from $(0.02) per share to $(0.31) per share) and for the six-month period ended March 31, 1998 (from $(0.17) per share to $(0.20) per share). These pro forma amounts are based on the assumptions reflected in the notes to the Unaudited Pro Forma Combined Condensed Financial Statements included elsewhere in this Proxy Statement and, consequently, may not be reflective of all of the actual cost savings or other synergies, if any, or the related expenses that may be realized or incurred by the Company as a result of the Acquisition and the Private Placement. The extent of dilution to UCI stockholders with respect to future earnings per share and book value per share will depend on the actual results achieved by the Company following the Acquisition and the Private Placement as compared to the results that could have been achieved by the Company on a stand-alone basis over the same period in the absence of such transactions. No assurance can be given as to such future results, and, accordingly, as to whether the Acquisition and the Private Placement will ultimately be dilutive to UCI stockholders with respect to future earnings per share or book value per share.

RESALES OF COMMON STOCK AND MARKET VOLATILITY

         Upon receipt of requisite shareholder approval, UCI has committed to issue 2,091,396 shares of Common Stock to a designated escrow agent in connection with the Acquisition and the Warrants for the purchase of up to 300,000 shares of Common Stock as placement agent and financial advisory services fees in connection with the Private Placement. In addition, 1,200,000 shares of Common Stock were issued to investors in the Private Placement. Without giving effect to any other issuance of Common Stock by UCI following the closing of the Acquisition, shares of Common Stock issued in the Private Placement and the shares that may be issued pursuant to the Acquisition and pursuant to the exercise of the Warrants would represent, in the aggregate, approximately 37.1 percent of the number of shares of Common Stock outstanding immediately after such share issuances. The shares issued in connection with the Private Placement and the shares UCI has committed to issue in connection with the Acquisition and pursuant to the Warrants are considered "restricted securities" under applicable securities laws, thereby limiting the resale of such shares into the public market, in the absence of an effective registration or exemption from such registration requirements. The holders of shares issued in the Private Placement have been granted registration rights which entitle such holders to have such shares registered for sale into the public market. Comparable registration rights are to be granted to the holders of the shares to be issued pursuant to the Acquisition and to the holders of the Warrants to be issued in connection with the Private Placement. To the extent that such holders do not exercise such registration rights, all of such shares will nevertheless become eligible for sale in the public market in accordance with the Securities and Exchange Commission's Rule 144 or Rule 145 one year following the closing of the Acquisition and the Private Placement, as applicable, with certain volume and manner of sale limitations continuing only for one year thereafter (except as to shares held by persons deemed to be affiliates of UCI). In addition, if the proposed amendment to the UCI Certificate is approved by the stockholders at the Annual Meeting, UCI will increase by 20 million the number of shares of Common Stock available for issuance. Sales of substantial amounts of Common Stock, or the availability of substantial amounts of Common Stock for future sale, could adversely affect the prevailing market price of the Common Stock.

         As of the Record Date for the Annual Meeting, approximately 2,671,500 shares, or 43.8 percent, of the outstanding Common Stock was held by nonaffiliates of UCI. Trading in the Common Stock has historically been very limited, and there can be no assurance that an active trading market for the Common Stock will develop or be sustained. Because of the limited trading liquidity in the Common Stock, the market price of the Common Stock has been vulnerable to significant fluctuations in response to very limited market trading in such shares. The market price of the Common Stock will remain subject to significant fluctuations in response to such factors as well as in response to operating results and other factors affecting the stock market generally. The stock market in recent years has experienced price and volume fluctuations that often have been unrelated or disproportionate to the operating performance of companies. These fluctuations, as well as general economic and market conditions, may adversely affect the market price of the Common Stock in the future.

GOVERNMENT REGULATION



         As participants in the health care industry, the Company's operations and relationships are subject to extensive and increasing regulation by a number of governmental entities at the federal, state and local levels. Prior to the Acquisition, MHC's operations and relationships were also subject to such regulation.

         LIMITATIONS ON THE CORPORATE PRACTICE OF MEDICINE

         Federal law and the laws of many states, including Georgia, South Carolina and Tennessee, generally specify who may practice medicine and limit the scope of relationships between medical practitioners and other parties. Under such laws, business corporations such as UCI, UCI-SC, UCI-GA and MHC are prohibited from practicing medicine or exercising control over the provision of medical services. In order to comply with such laws, the medical director and all medical services at the UCI Centers are provided by or under the supervision of DC-SC pursuant to its contract with UCI-SC. Prior to the Acquisition, a comparable contractual relationship existed between MHC and the MHC-PCs with respect to the MHC Centers. DC-SC is organized so that all physician services are offered by the physicians who are employed by DC-SC. None of UCI, UCI-SC or UCI-GA employ practicing physicians as practitioners, exert control over any physician's decisions regarding medical care or represent to the public that it offers medical services. UCI-SC has entered into an administrative services agreement with DC-SC for the performance by UCI-SC of all administrative, management and support functions of the UCI Centers. As part of the Acquisition, DC-GA and DC-TN purchased all of the assets, including the medical records and physician employment agreements, of MHC-GA and MHC-TN, respectively. As part of the Acquisition, UCI-GA also entered into an administrative services agreement with each of DC-GA and DC-TN which replaced similar agreements that were in place between each of the MHC-PCs and MHC. UCI-SC believes that the services it provides to DC-SC and the services UCI-GA provides to the UCI-PCs, which currently result in control over the assets of DC-SC and the UCI-PCs, as applicable, and mandate financial statement consolidation under generally accepted accounting principles do not constitute the practice of medicine under applicable laws. Accordingly, UCI believes that it is not in violation of applicable state laws relating to the practice of medicine.

         Nevertheless, because of the unique structure of the relationships existing between UCI-SC and DC-SC and that formerly existed between MHC and the MHC-PC's, many aspects of UCI's and MHC's business operations have not been the subject of state or federal regulatory interpretation. There can be no assurance that a review by the courts or regulatory authorities of the business formerly conducted by any or all of the Company, MHC or the MHC-PCs or currently conducted by the Company will not result in a determination that could adversely affect the operations of any or all of them or that the healthcare regulatory environment will not change so as to restrict the existing operations or proposed expansion of the Company's business.

         THIRD PARTY REIMBURSEMENTS

         Prior to the Acquisition, approximately five percent of the revenues of the Company and approximately 15 percent of the revenues of MHC were derived from payments made by government-sponsored health care programs (principally, Medicare and Medicaid). As a result, any change in reimbursement regulations, policies, practices, interpretations or statutes could adversely affect the operations of the Company. There are also state and federal civil and criminal statutes imposing substantial penalties, including civil and criminal fines and imprisonment, on healthcare providers that fraudulently or wrongfully bill governmental or other third-party payors for healthcare services. The Company believes it is in material compliance with such laws, but there can be no assurance that the Company's activities will not be challenged or scrutinized by governmental authorities.

         ANTI-KICKBACK LAWS



         Certain provisions of the Social Security Act, commonly referred to as the "Anti-kickback Statute," prohibit the offer, payment, solicitation or receipt of any form of remuneration in return for the referral of Medicare or state health program patients or patient care opportunities, or in return for the recommendation, arrangement, purchase, lease or order of items or services that are covered by Medicare or state health programs. Many states have adopted similar prohibitions against payments intended to induce referrals of Medicaid and other third-party payor patients. Although the Company believes that it is not in violation of the Anti-kickback Statute or similar state statutes, its operations do not fit within any of the existing or proposed federal safe harbors.

         SELF-REFERRAL LAWS

         Significant prohibitions against physician referrals were enacted by the U.S. Congress in the Omnibus Budget Reconciliation Act of 1993. Subject to certain exemptions, a physician or a member of his immediate family is prohibited from referring Medicare or Medicaid patients to an entity providing "designated health services" in which the physician has an ownership or investment interest or with which the physician has entered into a compensation arrangement. While the Company believes it is currently in compliance with such legislation, future regulations could require the Company to modify the form of its relationships with physician groups. Some states have also enacted similar self-referral laws, and the Company believes it is likely that more states will follow. The Company believes that its practices fit within exemptions contained in such laws. Nevertheless, expansion of the operations of the Company to certain additional jurisdictions may require structural and organizational modifications of the Company's relationships with physician groups to comply with new or revised state statutes. Such modifications could adversely affect the operations of the Company.

         ANTITRUST LAWS

         Because each of the UCI-PCs is a separate legal entity, each may be deemed a competitor subject to a range of antitrust laws which prohibit anti-competitive conduct, including price fixing, concerted refusals to deal and division of market. The Company believes it is in compliance with such state and federal laws which may affect its development of integrated healthcare delivery networks, but there can be no assurance that a review of the Company's business by courts or regulatory authorities will not result in a determination that could adversely affect the operations of the Company.

         HEALTHCARE REFORM

         As a result of the continued escalation of healthcare costs and the inability of many individuals to obtain health insurance, numerous proposals have been or may be introduced in the U.S. Congress and in state legislatures relating to healthcare reform. There can be no assurance as to the ultimate content, timing or effect of any healthcare reform legislation, nor is it possible at this time to estimate the impact of potential legislation, which may be material, on the Company.

         REGULATION OF RISK ARRANGEMENTS AND PROVIDER NETWORKS




         Federal and state laws regulate insurance companies, health maintenance organizations and other managed care organizations. Generally, these laws apply to entities that accept financial risk. Certain of the risk arrangements entered into by the Company could possibly be characterized by some states as the business of insurance. The Company, however, believes that the acceptance of capitation payments by a healthcare provider does not constitute the conduct of the business of insurance. Many states also regulate the establishment and operation of networks of healthcare providers. Generally, these laws do not apply to the hiring and contracting of physicians by other healthcare providers. The Company believes that it is in compliance with these laws in the states in which it currently does business, but there can be no assurance that future interpretations of these laws by the regulatory authorities in Georgia, South Carolina, Tennessee or the states in which the Company may expand in the future will not require licensure of the Company's operations as an insurer or provider network or a restructuring of some or all of the Company's operations. In the event the Company is required to become licensed under these laws, the licensure process can be lengthy and time consuming and, unless the regulatory authority permits the Company to continue to operate while the licensure process is progressing, the Company could experience a material adverse change in its business while the licensure process is pending. In addition, many of the licensing requirements mandate strict financial and other requirements which the Company may not immediately be able to meet. Further, once licensed, the Company would be subject to continuing oversight by and reporting to the respective regulatory agency.

POSSIBLE NASDAQ DELISTING

         The Common Stock is currently listed for trading on the Nasdaq SmallCap Market. The continued trading of the Common Stock on the Nasdaq SmallCap Market is conditioned upon the Company meeting certain quantitative and qualitative requirements regarding assets, capital, earnings surplus, stock price and corporate governance features. During 1997, the NASD expanded the quantitative and qualitative listing criteria for all companies listed on the Nasdaq Stock Market and placed additional corporate governance listing standards on companies currently listed on the Nasdaq SmallCap Market. These new requirements for continued listing became effective as to the Company on February 23, 1998. On February 26, 1998, UCI was formally notified by the Nasdaq Stock Market that a review of its financial statements indicated that the Company was not in compliance with the new requirements for continued listing as a consequence of its failure to meet the requirement of at least $2 million in net tangible assets. As of December 31, 1997, the Company had net tangible assets of approximately $1 million. Giving effect to the Acquisition and the Private Placement, the pro forma net tangible assets of the Company as of March 31, 1998 were approximately $3.45 million. Consequently, the Company believes that the Company is currently in compliance with the Nasdaq Stock Market net tangible assets requirement as well as with all other applicable listing requirements. Prior to the Acquisition, the Company submitted a proposed plan of compliance to the Nasdaq Stock Market indicating its proposed timetable for satisfying the new listing requirements and the Company has notified the Nasdaq Stock Market of the Company's belief that it is currently in compliance with applicable listing requirements. As of the date of this Proxy Statement, the Company has not received any communication from the Nasdaq Stock Market either accepting or rejecting the Company's position that the Company is in compliance with such requirements. To the extent that the Nasdaq Stock Market does not accept the Company's position regarding satisfaction of the new maintenance criteria, the Common Stock will be subject to being delisted, and trading in the Common Stock thereafter, if any, will likely be conducted in the over-the-counter market. As a consequence of any such delisting, it is expected that stockholders of UCI will find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, any such delisting will make the Common Stock substantially less attractive as collateral for margin and purpose loans, for investment by financial institutions under their internal policies or state legal investment laws, as consideration in the financing of future acquisitions of other medical practices by the Company, and for issuance by the Company in future capital raising transactions. Although following a delisting, the Common Stock may be eligible for quotation on the over-the-counter bulletin board, the Company is informed that the NASD may presently be considering higher standards for permitting quotations of securities on such bulletin board, thereby foreclosing this trading market to UCI stockholders as well.

COMPETITION



         The UCI Centers and the MHC Centers face competition, in varying degrees, from hospital emergency rooms, private doctor's offices and other competing freestanding medical centers. Some of these providers have financial resources which are greater than those of the Company. In addition, traditional sources of medical services, such as hospital emergency rooms and private physicians, have had, in the past, a higher degree of recognition and acceptance by patients than centers such as those operated by UCI and MHC. Following the Acquisition, the Company changed the name under which the MHC Centers publicly conduct business. While the Company's management believes that the MHC Centers will be able to compete on the basis of accessibility, including evening and weekend hours, a non-appointment policy, the attractiveness to large employers and third-party payors of the Company's state-wide network, and on the basis of a competitive fee schedule, there can be no assurance that the MHC Centers will be able to compete successfully in the future, or that the change in the name of such centers will not adversely affect the operations of such centers.

                                 THE ACQUISITION

DESCRIPTION OF THE ACQUISITION

         BACKGROUND

         The Company has experienced significant growth in the last few years as a result of acquisitions of medical practices. Management has sought to increase the Company's bargaining power with insurance payors and to lower operating costs through negotiated discounts on medical supplies by enhancing the Company's negotiating leverage through the clout associated with an expanding number of medical practices under the Company's control and an expanding number of medical providers employed by the Company. In this regard, several out-of-state acquisition targets have been evaluated by the Company over the past few years.

         In the third calendar quarter of 1997, A. Wayne Johnson, Chairman and Chief Executive Officer of MHC, contacted M.F. McFarland, III, M.D., Chairman and Chief Executive Officer of UCI, to discuss the potential benefits of a combination of UCI and MHC. Following their initial discussions, a determination was reached by the two executives to informally exchange information about their respective companies. In September 1997, several meetings took place among Dr. McFarland, Mr. Johnson, Jerry F. Wells, Jr., Executive Vice President of Finance and Chief Financial Officer of UCI, and Robert G. Riddett, Jr., President of MHC. During these meetings, the possible combination of UCI and MHC was discussed and analyzed at length in the context of both the existing operations of the respective companies and the potential growth and estimated synergies that could result.

         The content and findings from the September 1997 meetings were discussed with the UCI Board at its regularly scheduled September 1997 meeting in the context of potential growth opportunities and the enhancement of long-term value for the UCI stockholders.

         During October 1997, Dr. McFarland and Mr. Johnson authorized the continued exploration of combination possibilities at an expanded level, involving only a few members of senior management from each company. Thereafter, Mr. Wells notified Mr. Johnson of the kinds of additional information UCI would need to conduct more in-depth due diligence with respect to MHC. Following the receipt and review by UCI of this information from MHC, meetings among the top executive officers of UCI and MHC were held in October and November of 1997 to discuss and clarify the information provided, and to give UCI the opportunity to provide MHC with UCI's preliminary business plan and ideas for a possible acquisition of MHC by UCI.

         Through a series of telephone conversations in November 1997, Dr. McFarland and Mr. Wells discussed with and recommended to the UCI Board that UCI pursue the acquisition of the MHC medical practices. As part of such conversations, Dr. McFarland and Mr. Wells reported to the UCI Board members on the course of negotiations related to the proposed acquisition, summarized the results of the due diligence that had been conducted on MHC, discussed the potential benefits and risks of the proposed acquisition, provided their respective views of the business and financial condition of MHC, and responded to questions from the directors.

         At the regularly scheduled December 1997 UCI Board meeting, results of due diligence to date, forecasts for combined operations, and purchase price negotiation details were presented by Dr. McFarland and Mr. Wells to the UCI Board. Following extensive deliberation, UCI's Board unanimously approved proceeding with the proposed acquisition of MHC in accordance with the objectives that had been set forth by UCI senior management.

         In January 1998, the UCI Board engaged the services of Dr. Oliver G. Wood, Jr., an independent consulting economist, to conduct a financial analysis of the proposed acquisition and to render an opinion as to the fairness of the proposed acquisition to UCI and its stockholders from a financial point of view.



         A letter of intent relating to the proposed acquisition was negotiated in the first week of February 1998 among top management officials of both companies, outside counsel and financial advisors. Over the course of the same period, Dr. McFarland and Mr. Wells continued to hold discussions with members of the UCI Board and provided board members with oral and written information regarding the proposed acquisition. The letter of intent and the form of a definitive acquisition agreement, including additional supporting agreements, was unanimously approved by the UCI Board in the first week of February 1998.

         During the first week of February 1998, Dr. Wood provided an oral indication to the Company of his initial assessment that the proposed acquisition was fair to UCI and its stockholders from a financial point of view. Dr. Wood subsequently confirmed in writing his opinion to the effect that, as of February 9, 1998 and based on and subject to certain matters stated in his opinion, the proposed acquisition was fair from a financial point of view to UCI and its stockholders. On February 9, 1998, a definitive Acquisition Agreement was executed by UCI and MHC.

         During December of 1997, senior management of MHC provided the members of the Board of Directors of MHC (the "MHC Board") with information on the status of the discussions and negotiations with UCI and due diligence on UCI. A meeting of the MHC Board was held on February 6, 1998. Prior to that meeting, each director of MHC was provided with materials outlining and analyzing the proposed acquisition. At the meeting of the MHC Board, MHC senior management presented to the MHC Board the background of the proposed acquisition, the outline of the terms and conditions of the proposed acquisition, a financial analysis of the proposed acquisition, and the potential benefits and risks of the proposed acquisition. MHC senior management also responded to questions from directors. During the first week of February 1998, the MHC Board approved the form of a definitive purchase agreement and related documentation, subject to finalization by MHC management and its legal advisors.

         On February 13, 1998, UCI issued a press release announcing the Acquisition.

         On February 24, 1998, the Company filed with the Securities and Exchange Commission (the "SEC") its preliminary proxy statement relating to the Annual Meeting. During the first week of March 1998, the SEC notified the Company as to its timetable for reviewing the preliminary proxy statement. The Company determined that the proposed timetable for the review of its proxy statement by the SEC made it impracticable to obtain shareholder approval of the issuance of Common Stock in the Acquisition prior to March 31, 1998, the date originally contemplated by the parties for the closing of the Acquisition. As a consequence of various operational needs of the Company and MHC, the respective managements of both companies determined that it was in the best interests of both companies to close the Acquisition prior to the Annual Meeting, but to delay the actual delivery of Common Stock to MHC as contemplated in the Acquisition Agreement until after requisite shareholder approval for such issuance had been obtained at the Annual Meeting, all in accordance with applicable NASD rules. To address the revised structure of the Acquisition and the delay in delivery of the Common Stock portion of the purchase price, on April 15, 1998 the parties to the original Acquisition Agreement executed a First Amendment to the Acquisition Agreement. The Acquisition Agreement was further amended on May 7, 1998 upon the parties' execution of a Second Amendment which had the primary effect of changing the amounts of cash and the promissory note to be delivered by the Company at closing.

         Following the date of the second amendment to the Acquisition Agreement and continuing through the date of the closing of the Acquisition, UCI and MHC continued to meet to exchange information and to prepare for the anticipated consummation of the Acquisition.

         REASONS FOR THE ACQUISITION

         The UCI Board and UCI senior management believe that the terms of the Acquisition are fair to, and in the best interests of, UCI and the UCI stockholders. In reaching its determination to approve the Acquisition, the UCI Board identified and analyzed the following factors and potential benefits, among others, relating to the Acquisition:

     o alternatives for growth in the healthcare business, including internal development, which the UCI Board viewed as less advantageous due to UCI's limited development resources as well as the uncertainty of the success of such development efforts, none of which appeared to present the opportunity that an acquisition of MHC presented;

     o the strategic value of further developing a multi-state presence for the Company;

     o the competitive advantage gained by increasing the medical provider base in negotiating insurance reimbursement rates and discounts to medical supply costs;

     o the expectation that the assets of MHC represented a complementary business and that the Acquisition would be viewed favorably by investors due to such complementary nature;

     o the benefits of enjoying economies of scale by combining the two companies and eliminating certain duplications of overhead;

     o information concerning the Company's and MHC's respective prospects, financial performance, financial condition, assets and operations;

     o the financial terms of the Acquisition and its effect on future earnings;

     o the opinion of Dr. Oliver G. Wood Jr. that the terms of the Acquisition were fair, from a financial point of view, to UCI, as well as the underlying financial analysis of Dr. Wood presented in connection with such opinion; and

     o a review with UCI's outside legal counsel of the terms of the Acquisition Agreement and related agreements.

         Following its deliberations concerning such factors, the UCI Board concluded that the Acquisition may increase the long-term prospects of the Company for continued growth, may increase stockholder value and was in the best interests of UCI and its stockholders from both a financial and strategic perspective.

         The UCI Board also considered a variety of potentially negative factors in its deliberations concerning the Acquisition, including: (i) the possible dilutive effect of the issuance of Common Stock in the Acquisition; (ii) the charges expected to be incurred in connection with the Acquisition, including the transaction costs and costs of integrating the businesses of the companies;
(iii) the risk that, despite the efforts of the combined company, key personnel of MHC may not be retained by the Company and the MHC assets may continue to be unprofitable; and (iv) the risk that other benefits sought to be obtained by the Acquisition might not be obtained.

         In view of the wide variety of factors, both positive and negative, considered by the UCI Board, the UCI Board did not find it practical to, and did not quantify or otherwise assign relative weights to the specific factors considered. In addition, individual members of the UCI Board may have given different weights to the various factors considered.

         RECOMMENDATION OF THE UCI BOARD


         THE UCI BOARD HAS APPROVED THE ACQUISITION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE ACQUISITION AGREEMENT BY THE UNANIMOUS CONSENT OF ALL DIRECTORS AND HAS DETERMINED THAT THE TERMS OF THE ACQUISITION AGREEMENT AND RELATED AGREEMENTS ARE FAIR TO, AND THAT THE ACQUISITION IS IN THE BEST INTERESTS OF, UCI AND ITS STOCKHOLDERS AND, THEREFORE, RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE FOR THE PROPOSALS RELATING TO THE ACQUISITION.

                  YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

         FAIRNESS OPINION

         Dr. Oliver G. Wood, Jr. has delivered his opinion to the effect that the terms of the Acquisition are fair, from a financial point of view, to UCI and its stockholders.

         The full text of the written opinion of Dr. Wood, dated February 9, 1998, is attached as Appendix A to this Proxy Statement and describes the assumptions made, matters considered and limits on the review undertaken. UCI stockholders are urged to read the opinion in its entirety. Dr. Wood's opinion is directed to the fairness, from a financial point of view, of the terms of the Acquisition to UCI and does not constitute a recommendation of the Acquisition over other courses of action that may have been available to UCI or constitute a recommendation to any holder of Common Stock concerning how such holder should vote with respect to the proposals relating to the Acquisition. The summary of the opinion of Dr. Wood set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

         In arriving at his opinion, Dr. Wood (i) reviewed the terms and conditions of the Acquisition, including drafts of the Acquisition Agreement and agreements ancillary to the Acquisition Agreement; (ii) analyzed certain financial aspects of the Acquisition and consideration to be paid by UCI and UCI-GA in connection with the Acquisition, (iii) reviewed and analyzed publicly available historical business and financial information relating to UCI, as presented in documents filed with the Securities and Exchange Commission (the "SEC") as well as historical financial information relating to MHC provided to him by UCI and MHC; (iv) analyzed selected non-public financial and operating results of operations of UCI and MHC; (v) analyzed the financial conditions and prospects of UCI and MHC; (vi) reviewed and analyzed public information, including certain stock market data and financial information of selected companies with operating and financial characteristics similar to those of UCI and MHC; (vii) reviewed the trading history of the Common Stock, including such stock's performance in comparison to market indices and to selected companies with operating and financial characteristics similar to those of UCI; (viii) conferred with the management teams of UCI and MHC; (ix) reviewed public financial and transaction information relating to multiples paid in selected merger and acquisition transactions similar to the Acquisition or relevant portions thereof; and (x) conducted such other financial analyses and investigations as deemed necessary or appropriate for the purposes of his opinion.

         In connection with his review, Dr. Wood assumed and relied on the accuracy and completeness of the information he reviewed for the purpose of his opinion and did not assume any responsibility for independent verification of such information or for any independent evaluation or appraisal of the assets of UCI or MHC. With respect to UCI's and MHC's non-public financial and operating data, Dr. Wood assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of UCI and MHC. Dr. Wood expressed no opinion with respect to such non-public financial and operating data or the assumptions on which they were based. Dr. Wood's opinion was necessarily based upon business, market, economic and other conditions as they existed on, and could be evaluated as of, the date of his opinion. Dr. Wood's opinion did not imply any conclusion as to the likely trading range of the Common Stock following the consummation of the Acquisition, which may vary depending on, among other factors, changes in interest rates, dividend rates, financial and operating performance of UCI market conditions, general economic conditions and other factors that generally influence the price of securities.



         Dr. Wood's analysis focused primarily upon the purchase prices and implied transaction multiples paid in selected merger and acquisition transactions involving physician practices. Included in the transactions relied upon by Dr. Wood were mergers and acquisitions involving InPhyNet Medical
Management/MedPartners, Inc., AHI Healthcare Systems, Inc./FPA Medical Management, Inc., ReadiCare, Inc./HealthSouth Corp., Sterling Healthcare Group, Inc./FPA Medical Management, Inc., Caremark International, Inc./MedPartners, Inc. and Pacific Physician Services, Inc./MedPartners, Inc. The weighted average acquisition value-to-target net sales multiplier of the indicated transactions was 1.017:1. Also considered by Dr. Wood were the acquisition value-to-target net sales multipliers for the pending HealthSouth Corp./Company Doctor acquisition (1.74:1) and the weighted average acquisition value-to-target net patient revenue multiplier for six recently completed physician practice acquisitions by the Company (0.823:1). Applying the same analysis, Dr. Wood calculated an acquisition value-to-target net patient revenue multiplier for the Acquisition of 1.31:1. In making his evaluation, Dr. Wood also considered certain other factors, including, among other things, the changing dynamics of the medical care consumer price index and its reflection of competitive pressures in the healthcare industry, the potential for various synergies and cost reductions in consolidation of selected marketing, operations and administrative activities of the Company and MHC, the potential for growth in certain geographic areas of MHC and various risks associated with the Acquisition.

         No company used in the comparable transaction analyses conducted by Dr. Wood is identical to UCI or MHC, and no acquisition used in such analyses is identical to the Acquisition. Accordingly, any such analysis of the consideration to be paid by UCI in connection with the Acquisition involves complex considerations and judgments concerning differences in the potential financial and operating characteristics of the comparable companies and acquisitions and other factors in relation to the trading and acquisition values of the comparable companies.

         The preparation of a fairness opinion is not susceptible to partial analysis or summary description. Dr. Wood believes that his analyses and the summary set forth above must be considered as a whole and that selecting portions of his analyses and the factors considered by him, without considering all analyses and factors, could create an incomplete view of the processes underlying the analysis set forth in his opinion. Dr. Wood has not indicated that any of the analyses which he performed had a greater significance than any other.

         In determining the appropriate analyses to conduct and when performing those analyses, Dr. Wood made numerous assumptions with respect to industry performance, general business, financial, market and economic conditions and other matters, many of which are beyond the control of UCI and MHC. The analyses which Dr. Wood performed are not necessarily indicative of actual values of actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Dr. Wood's analysis of the fairness, from a financial point of view, to UCI of the terms of the Acquisition. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or any time in the future.

         Dr. Wood is engaged in the general business of providing valuations of businesses and securities in connection with private placements and valuations for corporations and other purposes. Dr. Wood was engaged by UCI primarily because of his regional reputation in performing valuations and financial analyses of the kind provided in connection with the Acquisition. Prior to the engagement of Dr. Wood by UCI in connection with the matters discussed above, neither UCI, MHC nor any affiliate of such companies had any material relationship with Dr. Wood.
         UCI entered into an agreement with Dr. Wood pursuant to which Dr. Wood agreed to act as

UCI's financial advisor in connection with the Acquisition and to evaluate the fairness, from a financial point of view, of the terms of the Acquisition to UCI and its stockholders. As compensation for his services, Dr. Wood will receive approximately $10,000, plus reimbursement of certain out-of-pocket expenses, payable without regard to the financial analyses presented or the conclusions reached in the opinion rendered.

         FINANCING OF THE ACQUISITION

         UCI engaged Allen & Company ("Allen") as its financial advisor to assist UCI in the private offering and sale of 1.2 million shares of Common Stock in the Private Placement which closed on May 12, 1998. The net proceeds to UCI from the sale of Common Stock in the Private Placement (after payment of related commissions and expenses) was approximately $1,074,000. UCI financed the cash portion of the consideration issued in the Acquisition using $450,000 of the net proceeds received by UCI in the Private Placement.

         For its financial advisory and placement agent services in connection with the Private Placement, Allen was paid a commission of $96,000 (8% of the aggregate purchase price in the Private Placement) and the Company committed to issue the Warrants for the purchase of 150,000 shares of Common Stock upon receipt of requisite shareholder approval at the Annual Meeting. The Warrants to be issued to Allen are to be exercisable at any time during their five-year term at a price per share of $1.00. In addition, the Company has committed to issue Warrants for the purchase of 150,000 shares of Common Stock to Laidlaw Global Securities, Inc. ("Laidlaw") for certain financial advisory services in connection with the Private Placement. The Warrants to be issued to Laidlaw are to be exercisable at any time during their five-year term at a price per share of $1.50.

         The shares of Common Stock and the Warrants issued in the Private Placement were issued pursuant to exemptions from the registration requirements of federal and state securities laws. Consequently, the transferability of such securities is restricted following the Private Placement. UCI has entered into a registration rights agreement with the investors in the Private Placement that provides the investors with certain registration rights. Upon issuance of the Warrants, UCI will enter into a similar registration rights agreement with Allen with respect to the Common Stock issuable upon exercise of the Warrants issued to Allen. See "Risk Factors - Dilution - Voting Control" and "Risk Factors - Resales of Common Stock and Market Volatility."

         CERTAIN FEDERAL INCOME TAX MATTERS

         For U.S. federal income tax purposes, no income, gain or loss will be recognized by UCI or the stockholders of UCI as a result of the Acquisition.

         ACCOUNTING TREATMENT

         In accordance with generally accepted accounting principles, the Acquisition is being accounted for as a purchase of certain assets and an assumption of certain liabilities of MHC and its affiliated entities with the Company treated as the acquiror for accounting purposes in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended.

         Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.



         RESALES OF COMMON STOCK

         All shares of Common Stock that were issued in the Private Placement and all shares of Common Stock that may be issued in connection with the Acquisition and pursuant to the exercise of the Warrants are, or upon issuance will be, deemed to be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the "1933 Act"). As a consequence, such shares may not be sold, pledged or otherwise transferred by the stockholders receiving such shares except in transactions permitted by the resale provisions of Rule 145 under the 1933 Act (with respect to shares issued in the Acquisition) and Rule 144 under the 1933 Act (with respect to persons purchasing such shares in the Private Placement and persons who are or become affiliates of UCI), or as otherwise permitted under the 1933 Act. See "Risk Factors - Resales of Common Stock and Market Volatility."

         In general, under Rule 145 (with respect to shares received in the Acquisition) and Rule 144 (with respect to shares received in the Private Placement or purchased upon exercise of the Warrants) during the first year following the issuance of the shares, any person receiving shares of Common Stock in any of such transactions will be able to sell or otherwise transfer such shares only pursuant to an effective registration statement under the 1933 Act or in compliance with an exemption from the registration requirements of the 1933 Act. During the second year following the receipt of such shares, such person will be entitled to sell such shares only through unsolicited "brokers' transactions" or in transactions directly with a "market maker," as such terms are defined in Rule 144. Additionally, the number of shares to be sold by such person (together with certain related persons) within any three-month period for the purposes of Rule 144 and Rule 145 cannot exceed the greater of one percent of the outstanding shares of Common Stock or the average weekly trading volume of such stock during the four calendar weeks preceding such sale. Rules 144 and 145 will only remain available, however, if UCI remains current with its informational filings with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Two years after the issuance of shares in the Acquisition, the Private Placement, or upon exercise of the Warrants, as applicable, a stockholder who received Common Stock in such transaction will be able to sell such Common Stock without such manner of sale or volume limitations, provided that UCI has been current with its 1934 Act informational filings and such person has not been an affiliate of UCI for at least three months prior to such sale. Persons who may be deemed to be affiliates of UCI generally include individuals or entities that control, are controlled by, or are under common control with, UCI, and may include certain officers and directors of UCI as well as principal stockholders of UCI.

         In order to help assure compliance with Rule 144 and Rule 145 under the 1933 Act, each purchaser in the Private Placement signed, and each of MHC and its stockholders will be required to sign prior to the issuance to any of them of shares of Common Stock, an agreement providing that such person or entity will not transfer any Common Stock received in the respective transaction except in compliance with the 1933 Act, and a restrictive legend referencing such transfer restrictions will be placed on the reverse side of certificates representing such shares.

         Under the terms of various registration rights agreements, the investors in the Private Placement, Allen, MHC and the MHC Stockholders have certain demand and piggyback registration rights pursuant to which they may require UCI, subject to certain terms and conditions, to register under the 1933 Act all or part of the Common Stock received or to be by such stockholders in connection with the Private Placement and the Acquisition and upon the exercise of the Warrants, as applicable. See "Description of the Agreements - Other Agreements Registration Rights Agreement."

         ABSENCE OF DISSENTERS' RIGHTS

         UCI is incorporated in the State of Delaware, and accordingly, is governed by the provisions of the Delaware General Corporation Law (the "DGCL"). UCI stockholders are not entitled to appraisal rights under the DGCL with respect to the Acquisition. Although approval of the stockholders of UCI is required for the issuance of Common Stock in the Acquisition under the rules and bylaws of the

NASD, the approval of the Acquisition by the stockholders of UCI is not required under the DGCL.

         INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

         Pursuant to the Acquisition Agreement, UCI agreed to undertake appropriate corporate action to have A. Wayne Johnson, Chairman and Chief Executive Officer of MHC, appointed to the UCI Board. The UCI Board has nominated Mr. Johnson as one of the three nominees in the election of directors at the Annual Meeting. To the extent Mr. Johnson is not elected as a director at the Annual Meeting, promptly following the Annual Meeting, the UCI Board is expected to vote to increase the size of the UCI Board from seven to eight members and to appoint Mr. Johnson to fill the vacancy created by the expansion in the number of directors. In the event Mr. Johnson is elected as a director at the Annual Meeting and the issuance of Common Stock pursuant to the Acquisition is not approved by the UCI stockholders thereby requiring the parties to the Acquisition to reverse the effect of the Acquisition, there is no arrangement or understanding currently in place or contemplated that would limit or otherwise restrict his service on the UCI Board for the full three-year term to which he is elected.

         DC-GA and DC-TN were formed prior to the closing of the Acquisition for the purpose of acquiring the assets and the liabilities of MHC-GA and MHC-TN, respectively, and operate solely to fulfill the licensed medical provider responsibilities associated with the MHC Centers that were acquired by UCI-GA in the Acquisition. Dr. Michael Stout, M.D. was sole owner of each of DC-GA and DC-TN as of the date of the closing of the Acquisition. Pursuant to the terms of an administrative services agreement between UCI-GA and each of DC-GA and DC-TN, Dr. Stout is not expected to receive any economic benefit as a consequence of his sole ownership of DC-GA and DC-TN. Dr. Stout is the Executive Vice President of Medical Affairs of UCI and is a principal stockholder of UCI.

DESCRIPTION OF THE AGREEMENTS

         ACQUISITION AGREEMENT

         GENERAL

         The Acquisition Agreement (which includes as exhibits the Non-Solicit Agreements and the Registration Rights Agreement) is the legal document that governs the Acquisition. Pursuant to the terms of the Acquisition Agreement, UCI-GA acquired substantially all of the assets of MHC (the "MHC Assets") and the UCI-PCs acquired certain assets of the MHC-PCs (the "MHC-PC Assets"), all in exchange for the assumption by UCI-GA of certain liabilities of MHC (the "MHC Liabilities") and the payment of approximately $8.05 million in value, comprised of a combination of cash paid by UCI-GA and the UCI-PCs and Common Stock issued by UCI. The closing of the Acquisition was completed on May 13, 1998, effective for accounting purposes as of May 1, 1998.

         THE DESCRIPTION IN THIS SECTION OF THE ACQUISITION AGREEMENT IS QUALIFIED BY REFERENCE TO THE FULL AGREEMENT WHICH HAS BEEN FILED AS AN EXHIBIT TO THE UCI CURRENT REPORT ON FORM 8-K FILED WITH THE SEC ON FEBRUARY 17, 1998, AS AMENDED BY FILING OF FORMS 8-K/A ON APRIL 20, 1998 AND MAY 28, 1998. YOU CAN OBTAIN SUCH REPORTS BY FOLLOWING THE INSTRUCTIONS WE PROVIDE IN THIS PROXY STATEMENT UNDER THE HEADING "ADDITIONAL INFORMATION - WHERE YOU CAN FIND MORE INFORMATION."

         ASSETS PURCHASED AND LIABILITIES ASSUMED

         The MHC Assets include the MHC accounts receivable, machinery, furniture, furnishings, equipment, computer hardware and software, inventory, supplies, leasehold interests, other contract rights, permits, licenses and goodwill. Excluded from the MHC Assets are cash and cash accounts (other than any holdback amounts associated with MHC's line of credit, as described below), accounts receivable from employees, automobile leases, certain real property, and any furniture, equipment and software used at the MHC headquarters facility. Each of MHC and the MHC-PCs (collectively, the "Selling Entities") also transfered or otherwise assigned to the Company all of their rights to all corporate and trade names used by each of the Selling Entities or their divisions. All MHC Assets, with the exception of MHC's accounts receivable which are pledged in support of the MHC line of credit obligation, were conveyed free and clear of all liens and encumbrances.

         The MHC-PC Assets primarily include medical records and the rights under the various employment agreements with medical providers employed at the MHC Centers.

         The MHC Liabilities include the obligations of MHC under existing operating and capital equipment leases, the obligations of MHC under certain of its existing real property leases (or the obligations under new leases with similar terms), and the MHC line of credit obligation with Bank One, N.A. in the amount of $594,184. UCI-GA did not assume any other of the Selling Entities' obligations or liabilities, including current and long-term liabilities, contingent liabilities, medical malpractice claims, environmental claims, workers' compensation claims, and sales, income and payroll taxes.

         CONSIDERATION TO BE PAID IN THE ACQUISITION

         The aggregate purchase price for the MHC Assets was $8.05 million, plus the assumption of the MHC Liabilities, including the $594,184 line of credit obligation and lease obligations of MHC. Payment of the purchase price consisted in part of a cash payment by UCI-GA at closing of $450,000 to an escrow agent appointed by MHC and the delivery of a promissory note in the principal amount of $800,000 executed by UCI-GA in favor of the escrow agent. Such promissory note bears interest at a rate of 6.5% per annum and is due and payable on August 1, 1998. UCI guaranteed the promissory note. The purchase price received by the escrow agent is to be used to pay certain creditors of MHC identified to the escrow agent by MHC.

         The balance of the purchase price of the Acquisition consisted of the delivery to MHC at the closing of a Conditional Delivery Agreement (the "Conditional Delivery Agreement") by and between UCI, UCI-GA and MHC which requires UCI to issue to MHC 2,091,396 shares of Common Stock after the shareholders of UCI approve such issuance. Pursuant to the Acquisition Agreement, the price per share utilized to determine the number of shares of Common Stock to be issued to MHC was $2.375. The Conditional Delivery Agreement states that in the event the shareholders of UCI fail to approve any of the matters necessary to issue the shares to MHC as provided in the Acquisition Agreement, the transactions contemplated in the Acquisition Agreement shall be unwound and each of the parties, to the extent possible, shall be restored to its position held prior to the closing. In the event it is impossible to restore a party to its position held prior to closing, any deficiency is to be resolved by the exchanging of promissory notes among the parties.

         The purchase price for the MHC-PC Assets was $200 which was paid by the UCI-PCs to the MHC-PCs at the closing of the Acquisition.

         The purchase price is to be allocated among the MHC Assets pursuant to a letter to be provided by UCI-GA to MHC within 30 days following the closing. In such allocation, the amount to be allocated to the fixed assets of the Selling Entities is to be determined by an appraisal firm selected by UCI-GA.

         ACCOUNTING TREATMENT

         Although the parties believe that the purchase of the MHC Assets qualifies as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will not be responsible for assuring that the transaction so qualifies, and the Acquisition was not conditioned upon such qualification.

 COVENANTS

         Each of MHC and the MHC-PCs agreed in the Acquisition Agreement not to compete with the Company anywhere within the states of South Carolina, Tennessee and Georgia for a period of three years after the closing. In addition, the holders of the Class B voting common stock of MHC (the "Class B Shareholders") executed a Non-Solicit Agreement attached as an exhibit to the Acquisition Agreement. See "Related Agreements - Non-Solicit Agreements."

         EMPLOYEES


         Each of the Selling Entities made available for employment by the Company all of each of the Selling Entities' employees, but the Company was not be obligated to employ any particular employee. Certain of the physician-employees, physician assistants and nurse practitioner employees of the Selling Entities (collectively, the "Medical Providers") executed, effective as of May 1, 1998, employment agreements with the Company. All of the such employment agreements also include non-compete provisions which are consistent with such employee's non-compete agreements, if any, with MHC and the MHC-PCs, as applicable. MHC and the MHC-PCs will satisfy, and the Company will be protected against, all accrued employee benefits, severance, accrued vacation or other paid leave, and all obligations or liabilities to each of the employees of MHC and the MHC-PCs arising in connection with their employment by any of MHC and the MHC-PCs.

         REPRESENTATIONS, INDEMNIFICATIONS AND HOLDBACK SHARES

         The Acquisition Agreement contains certain customary comprehensive representations and warranties of the Selling Entities, the Class B Shareholders and the Company. The Acquisition Agreement also contains mutual indemnification provisions which are subject to the following limitations which apply to all claims for indemnification other than claims by the Company related to the Selling Entities' pending and threatened litigation: (a) a basket of $125,000, below which such indemnifying party will have no obligation for breaches of representations, warranties and certain covenants, but when exceeded will require payment of the first dollar of loss, (b) a general twelve-month survival period for indemnification for breaches of representations, warranties and certain covenants, and (c) a cap of $3 million for the total aggregate liability of the indemnifying parties for breaches of representations, warranties and certain covenants. Each Class B Shareholder is severally but not jointly liable for any other Class B Shareholder's breach of the Acquisition Agreement. Also, each Class B Shareholder's liability is limited to an agreed upon percentage of the indemnified party's total damages which approximates each Class B Shareholder's pro rata equity interest in MHC.

         To provide the Company additional security in the event a claim for indemnification by the Company arises, MHC will place into escrow for a period of one year after the date of issuance of the shares of Common Stock to MHC 126,315 shares of Common Stock (the "Holdback Shares"). In the event ownership of the Holdback Shares is transferred to a stockholder of MHC upon the liquidation of MHC, or upon any other distribution by MHC, the Holdback Shares will remain in escrow as an asset of such stockholder of MHC. Subject to certain limitations described above, in the event a claim by the Company for indemnification arises, the Company may elect to recover such indemnification damages from the Selling Entities, the Class B Shareholders and the Holdback Shares, or any one or more of them.

         BOARD OF DIRECTORS

         In accordance with the Acquisition Agreement, the Company has nominated
A. Wayne Johnson, Chairman and Chief Executive Officer of MHC, for election as a director at the Annual Meeting. To the extent permitted by law, as long as MHC or PENMAN Private Equity and Mezzanine Fund, L.P. ("PENMAN") is the holder or record of five percent or more the issued and outstanding Common Stock, a representative of PENMAN will be invited to attend, at PENMAN's expense, all meetings of the UCI Board.

RELATED  AGREEMENTS

         NON-SOLICIT AGREEMENTS

         Each of the Class B Shareholders entered into a non-solicit agreement with the Company which prohibits each of the Class B Shareholders for a period of two years after closing from soliciting or inducing any person employed by any of Selling Entities or the Company to terminate such person's contract of employment with such entity. In addition, each of the Class B Shareholders is obligated under a covenant in the Acquisition Agreement which prohibits each of the Class B Shareholders for a period of five years after closing from soliciting or inducing a certain senior management employee of the Selling Entities to terminate such senior management employee's contract of employment with the Company.


         REGISTRATION RIGHTS AGREEMENT

         Under the registration rights agreement between UCI, MHC and each of the MHC stockholders, UCI, upon written demand of the holders of at least 20 percent of the shares (the "Demand"), agrees to register on one occasion, all or any portion of the shares so requested to be registered. In addition, UCI grants to MHC and its stockholders certain "piggyback" registration rights, subject to standard underwriter cutbacks and company deferral for good cause. The registration rights terminate one year after the date of closing. Provided UCI receives the Demand within 30 days after the date of the issuance of the Common Stock to MHC, UCI will file with the SEC such registration statement within 60 days after the receipt of the Demand. UCI agrees to use its reasonable best efforts to cause such registration statement to become effective and to maintain its effectiveness for a period of nine months after its effective date.

         SHAREHOLDER AGREEMENTS

         Each of Dr. M.F. McFarland III, CHC and CP&C have executed and delivered to MHC separate agreements to vote their shares of Common Stock at the Annual Meeting in favor of the transactions described in the Acquisition Agreement. As of the record date for the Annual Meeting, Dr. McFarland, CHC and CP&C held, in the aggregate, shares representing 51.9 percent of the outstanding Common Stock. Accordingly, if Dr. McFarland, CHC and CP&C vote as indicated, each of the proposals relating to the Acquisition are assured to be approved, regardless of the votes that may be cast by any other holders of Common Stock entitled to vote.

                       FINANCIAL AND BUSINESS INFORMATION

MARKET PRICE AND DIVIDEND INFORMATION

         The Common Stock is traded on the Nasdaq SmallCap Market under the symbol UCIA. The prices set forth below indicate the high and low bid prices reported on the Nasdaq SmallCap Market for the indicated periods.


                                                                              BID PRICE

                                                                 High                        Low
                                                              ------------            ------------------

Fiscal Year Ending September 30, 1998

     1st quarter (10/01/97 - 12/31/97)                        $ 3-1/4                      $ 1-3/4
     2nd quarter (01/01/98 - 03/31/98)                          2-1/2                        2

Fiscal Year Ended September 30, 1997

     1st quarter (10/01/96 - 12/31/96)                          3-3/8                        2-3/8
     2nd quarter (01/01/97 - 03/31/97)                          3-3/8                        2-1/2
     3rd quarter (04/01/97 - 06/30/97)                          2-11/16                      1-11/16
     4th quarter (07/01/97 - 09/30/97)                          2-3/4                        1-5/16

Fiscal Year Ended September 30, 1996

     1st quarter (10/01/95 - 12/31/95)                          4-1/4                       3-1/8
     2nd quarter (01/01/96 - 03/31/96)                          5-1/8                       3-1/4
     3rd quarter (04/01/96 - 06/30/96)                          4                           3-1/4
     4th quarter (07/01/96 - 09/30/96)                          3-3/4                       2-7/8

Fiscal Year Ended September 30, 1995

     1st quarter (10/01/94 - 12/31/94)                          3-1/8                        1-1/2
     2nd quarter (01/01/95 - 03/31/95)                          3-1/4                        1-1/2
     3rd quarter (04/01/95 - 06/30/95)                          3-3/8                        2-1/4
     4th quarter (07/01/95 - 09/30/95)                          3-1/4                        1-3/4




         The foregoing  quotations  reflect  inter-dealer  prices without retail
markup,   markdown  or  commission  and  may  not  necessarily   reflect  actual
transactions.

         On February 12, 1998, the last trading day prior to the public announcement of the Acquisition, the Common Stock closed at $2.3125 per share. On May 1998, the latest practicable trading day before the printing of this Proxy Statement, the Common Stock closed at $ per share.

         As of the Record Date of May 11, 1998, there were 632 stockholders of record of Common Stock, excluding individual participants in security position listings.

         UCI has not paid cash dividends on the Common Stock since its inception and has no plans to declare cash dividends in the foreseeable future.


DESCRIPTION OF MHC

         Prior to the Acquisition, MHC provided nonmedical management and administrative services for its 11 MHC Centers located in Georgia and Tennessee (nine operating as MainStreet Healthcare in the Atlanta, Georgia area and two operating as Prompt Care in Knoxville, Tennessee).

         As a consequence of the matters described in this Proxy Statement under "Risk Factors - Government Regulation," the organizational structure of MHC closely paralleled the organizational structure of the Company. All medical services at the MHC Centers were provided by or under the supervision of the MHC-PCs which contracted with MHC to provide the medical direction of the MHC Centers. The medical directors operated the MHC Centers under the financial and operational control of MHC. However, medical supervision of the MHC Centers was provided solely by the MHC-PCs. The MHC-PCs were organized so that all physician services were offered by the physicians who were employed by the MHC-PCs. MHC did not employ practicing physicians as practitioners, exert control over their decisions regarding medical care or represent to the public that it offered medical services. MHC entered into administrative services agreements with the MHC-PCs for the performance of all administrative management and support functions. See "Risk Factors - Government Regulation."

         The MHC Centers were and continue to be staffed by licensed physicians, other healthcare providers and administrative support staff. The medical support staff includes licensed nurses, certified medical assistants, laboratory technicians and x-ray technicians.

         Both before and following the Acquisition, the MHC Centers have continued to offer out-patient medical care, with and without appointment, for treatment of acute and episodic medical problems. The MHC Centers provide a broad range of medical services which would generally be classified as within the scope of family practice and occupational medicine. The medical services are provided by licensed physicians, nurses and auxiliary support personnel. The services that were and continue to be provided at the MHC Centers include, but are not limited to, the following:

o        Routine care of general medical  problems,  including  colds,  flu, ear
         infections,   hypertension,  asthma,  pneumonia  and  other  conditions
         typically treated by primary care providers;

o Treatment of injuries, such as simple fractures, dislocations, sprains, bruises and cuts;

o Minor surgery, including suturing of lacerations and removal of cysts and foreign bodies;

o Diagnostic tests, such as x-rays, electrocardiograms, complete blood counts, urinalysis and various cultures; and

o Occupational and industrial medical services, including drug testing, workers' compensation and physical examinations.

         At any of the MHC Centers, a patient with a life-threatening condition would be evaluated by the physician, stabilized and immediately referred to a nearby hospital.

         The fees charged to a patient are determined by the nature of medical services rendered. The MHC Centers accept payment from a wide range of sources. These include patient payment at time of service (by cash, check or credit card), patient billing and assignment of insurance benefits (including Blue Cross Blue Shield, workers' compensation and other private insurance). Private pay billings represent the most significant source of revenues.

         As of the closing date of the Acquisition, MHC had 103 full-time equivalent employees and 20 part-time employees. Included in these numbers were 23 medical providers employed by the MHC-PCs.

         Attached as Appendix C to this Proxy Statement are the audited financial statements of MHC for the fiscal year ended March 31, 1997, the unaudited financial statements of MHC for the fiscal year ended March 31, 1998, and MHC's management's discussion and analysis of financial condition and results of operations relating to such annual financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma combined condensed financial statements (the "Condensed Statements") have been prepared to give effect to the Acquisition and the Private Placement. The purchase method of accounting was used to give effect to all transactions.

         The Condensed Statements reflect certain assumptions regarding the proposed Acquisition and the Private Placement and are based on the historical consolidated financial statements of the respective entities. The Condensed Statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited financial statements and the unaudited interim financial statements, including the notes thereto, of UCI, which are incorporated by reference in this Proxy Statement, and the unaudited financial statements of MHC as of and for the twelve months ended September 30, 1997 and the unaudited financial statements of MHC for the six months ended March 31, 1998, as presented in the pro forma combined condensed financial statements.

         The pro forma combined condensed balance sheet as of March 31, 1998 gives effect to the Acquisition and the Private Placement as if they had occurred on March 31, 1998 and combines the unaudited balance sheets of UCI and MHC as of that date.

         The pro forma combined condensed statements of operations combine UCI's historical results of operations for the six months ended March 31, 1998 and the fiscal year ended September 30, 1997 with MHC's historical results of operations for the six months ended March 31, 1998 and the twelve months ended September 30, 1997, respectively, giving effect to the Acquisition and the Private Placement as if they had occurred on October 1, 1996.

         After the consummation of the Acquisition, UCI will determine the fair value of significant assets, liabilities and business operations acquired, which may include the use of independent appraisals. In connection with finalizing the purchase price allocation, UCI is currently evaluating the fair value of assets acquired and liabilities assumed. Using this information, UCI will make a final allocation of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purpose of developing such unaudited pro forma combined condensed financial information.

         The Condensed Statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would have actually been reported had the Acquisition occurred as of March 31, 1998, or for the six months ended March 31, 1998, or for the fiscal year ended September 30, 1997, nor are the Condensed Statements necessarily indicative of future financial position or results of operations.






                               UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                  MARCH 31, 1998


                                                                                 Pro Forma          Pro Forma
                                              UCI               MHC             Adjustments          Combined
                                         --------------    ---------------    ----------------    ---------------
    Assets
       Cash and cash equivalents          $       ---         $    57,603     $     (450,000) (a)

                                                                                     (57,603) (b)
                                                                                   1,074,000  (c)  $     624,000
       Accounts receivable, net              6,789,279          1,755,558            (94,789) (b)      8,450,048
       Medical supplies inventory              544,396             26,750                 ---            571,146
       Deferred taxes                          334,945                ---                 ---            334,945
       Prepaids and other assets               902,526             74,750                 ---            977,276
                                         --------------    ---------------    ----------------    ---------------
           Total current assets              8,571,146          1,914,661             471,608         10,957,415
       Property, plant and equipment, net    4,468,271          1,520,504            (271,909)(b)      5,716,866
       Deferred taxes                        1,417,237                ---                 ---          1,417,237
       Goodwill                              8,513,467          1,383,611           3,956,740 (d)     13,853,818
       Other assets                            263,999            597,442                 ---            861,441
                                         --------------    ---------------    ----------------    ---------------
           Total assets                   $ 23,234,120      $   5,416,218      $    4,156,439     $   32,806,777
                                         ==============    ===============    ================    ===============

    Liabilities and Capital
       Current portion - long-term debt   $    908,374      $     537,150      $      800,000 (a)
                                                                                    (477,095) (b) $    1,768,429
       Current debt to employees               220,508                ---                 ---            220,508
       Accounts payable                      2,817,692          1,381,330         (1,381,330) (b)      2,817,692
       Accrued payroll                       1,017,226            286,714           (286,714) (b)      1,017,226
       Other accrued liabilities               447,786          1,375,132           (710,256) (b)      1,112,662
                                         --------------    ---------------    ----------------    ---------------
           Total current liabilities         5,411,586          3,580,326         (2,055,395)          6,936,517
       Long-term debt, net of current        7,882,309            440,976           (358,066) (b)      7,965,219
       Non-current debt to employees           598,676                ---                 ---            598,676
                                         --------------    ---------------    ----------------    ---------------
           Total liabilities                13,892,571          4,021,302         (2,413,461)         15,500,412
                                         --------------    ---------------    ----------------    ---------------
       Preferred stock                             ---          4,779,000         (4,779,000) (b)            ---
       Common stock                            304,230            760,620           (760,620) (b)
                                                                                      145,070 (a)
                                                                                       60,000 (c)        509,300
       Paid-in capital                      16,322,924             26,050            (26,050) (b)
                                                                                    6,745,746 (a)
                                                                                    1,014,000 (c)     24,082,670
       Accumulated deficit                 (7,285,605)        (4,170,754)           4,170,754 (b)    (7,285,605)
                                         --------------    ---------------    ----------------    ---------------
           Total capital                     9,341,549          1,394,916           6,569,900         17,306,365
                                         --------------    ---------------    ----------------    ---------------
       Total liabilities and capital      $ 23,234,120      $   5,416,218     $     4,156,439     $   32,806,777
                                         ==============    ===============    ================    ===============







              UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                                      FOR THE SIX MONTHS ENDED MARCH 31, 1998



                                                                                   PRO FORMA            PRO FORMA
                                              UCI                 MHC             ADJUSTMENTS             COMBINED
                                         ---------------   ------------------    ---------------    -----------------

Revenue                                  $   16,692,563      $     3,260,012      $         ---     $     19,952,575
Operating costs                              16,312,823            3,308,737          (157,500) (e)
                                                                                       (75,000) (f)       19,389,060
                                         ---------------   ------------------    ---------------    -----------------
     Operating margin                           379,740             (48,725)            232,500              563,515

General and administrative expenses              46,088              688,245                ---              734,333
Depreciation and amortization                   828,014              122,327            131,891 (g)
                                                                                          5,000 (h)        1,087,232
                                         ---------------   ------------------    ---------------    -----------------
Income (loss) from operations                 (494,362)            (859,297)             95,609          (1,258,050)

Interest expense, net                         (555,960)            (231,523)                ---            (787,483)
Gain (loss) on equipment                          (439)                  ---                ---                (439)
                                         ---------------   ------------------    ---------------    -----------------
Income (loss) before income tax             (1,050,761)          (1,090,820)             95,609          (2,045,972)
Income tax benefit                                (558)                  ---                ---                (558)
                                         ---------------   ------------------    ---------------    -----------------

Net income (loss)                        $  (1,051,319)      $   (1,090,820)       $     95,609     $    (2,046,530)
                                         ===============   ==================    ===============    =================

Basic earnings (loss) per share          $       (0.17)              --- (i)                ---     $         (0.20)
                                         ===============   ==================    ===============    =================

Basic weighted average common shares
  outstanding                                 6,052,540              --- (i)                ---           10,153,936
                                         ===============   ==================    ===============    =================

Diluted earnings (loss) per share        $       (0.17)              --- (i)                ---     $         (0.20)
                                         ===============   ==================    ===============    =================

Diluted weighted average common shares
  outstanding                                 6,069,465              --- (i)                ---           10,470,861
                                         ===============   ==================    ===============    =================





              UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                                   FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997


                                                                                 PRO FORMA             Pro Forma
                                             UCI                 MHC            ADJUSTMENTS             Combined
                                        ---------------     --------------    -----------------      ---------------

Revenue                                 $   27,924,772          6,008,442                  ---           33,933,214
Operating costs                             26,466,294          6,790,444            (315,000)  (e)
                                                                                     (150,000)  (f)      32,791,738
                                        ---------------     --------------    -----------------      ---------------
  Operating margin                           1,458,478          (782,002)              465,000            1,141,476

General and administrative expenses            153,445          1,420,580                  ---            1,574,025
Depreciation and amortization                1,250,349            335,499              263,783  (g)
                                                                                        20,000  (h)       1,869,631
                                        ---------------     --------------    -----------------      ---------------
Income (loss) from operations                   54,684        (2,538,081)              181,217          (2,302,180)

Interest expense, net                        (812,749)          (273,721)                  ---          (1,086,470)
Gain (loss) on equipment                         8,809          (130,990)                  ---            (122,181)
                                        ---------------     --------------    -----------------      ---------------
Income (loss) before income tax              (749,256)        (2,942,792)              181,217          (3,510,831)
Income tax benefit                             665,530                ---                  ---              665,530
                                        ---------------     --------------    -----------------      ---------------

Net income (loss)                        $    (83,726)      $ (2,942,792)       $      181,217        $ (2,845,301)
                                        ===============     ==============    =================      ===============

Net income (loss) per common and
  common equivalent share               $        (.02)            --- (i)                  ---        $      (0.30)
                                        ===============     ==============    =================      ===============

Weighted average common shares and
  common share equivalents outstanding       5,005,081            --- (i)                  ---            9,406,477
                                        ===============     ==============    =================      ===============


      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(a) The pro forma combined condensed balance sheet as of March 31, 1998 has been prepared to give effect to the Acquisition as if it had occurred on March 31, 1998 at an aggregate purchase price of $8,948,657. Pro forma adjustments reflect the following components of the purchase price and its preliminary allocation:




           PURCHASE PRICE COMPONENTS:                            PURCHASE PRICE PRELIMINARY ALLOCATION:

           Common Stock valued at $6.89 million
           allocated as follows:

              Stated capital
              (2,901,396 shares, $0.05 par value)...........$  145,070       Accounts receivable........$1,660,769

              Additional paid-in capital.....................6,745,746       Inventory......................26,750
           Liabilities assumed.................................807,841       Furniture and equipment.....1,248,595
           Note payable delivered at closing...................800,000       Prepaids and other assets.....672,192
           Cash paid...........................................450,000       Goodwill....................5,245,562
                                                              --------                                   ---------
                                                            $8,948,657                                  $8,948,657
                                                             =========                                    =========



         The number of shares of Common Stock was calculated using a share price of $2.375 in the share price formula of the Acquisition Agreement (resulting in 2,901,396 shares issued) as set forth in this Proxy Statement under "The Acquisition - Description of the Agreements - Acquisition Agreement - Consideration to be paid in the Acquisition."

(b) Not included in the assets and liabilities of MHC acquired in the Acquisition are the following: certain deposits ($57,603), employee receivables ($94,789), certain furniture and equipment ($271,909), accounts payable ($1,381,330), long-term debt ($835,161), payroll and other accrued liabilities ($996,970) and MHC stockholders' equity ($1,394,916).

(c) The pro forma financial statements reflect the $1.2 million Private Placement, resulting in net proceeds to UCI of $1,074,000 after payment of placement agent commissions and expenses. The Private Placement resulted in the sale of 1,200,000 shares of Common Stock at a price of $1.00 per share, and the issuance of Common Stock purchase warrants for the purchase of 300,000 shares of Common Stock. The earnings per share computation includes the shares issuable under these warrants.

         The following reflects the effects of the Private Placement on the pro forma financial statements:


             $     60,000        Common Stock (1,200,000 shares, par value $0.05 per share)
                1,014,000        Additional paid-in capital
              -----------
               $1,074,000        Net increase in cash



(d) Excess of acquisition cost over the fair values of net assets acquired represents goodwill of $5,340,351, which when reduced by acquired goodwill of $1,383,611 results in a $3,956,740 adjustment to goodwill.

(e) Net decrease in salaries paid to former corporate officers is $157,500 for six months and $315,000 annually.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


(f) Net decrease in salaries for clinic based administrative personnel is $75,000 for six months and $150,000 annually.

(g) Amortization of goodwill on a straight line basis over 15 years is $131,891 for six months and $263,783 annually.

(h) Net increase in amortization expense related to building improvements in leased real estate is $5,000 for six months and $20,000 annually.

(i) As a privately held corporation, MHC was not required to, and did not, compute earnings per share.

                               THE ANNUAL MEETING


BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING

         PROPOSALS TO BE VOTED UPON

         This Proxy Statement is furnished to holders of Common Stock in connection with the solicitation of proxies by the UCI Board for use at the Annual Meeting of Stockholders of UCI to be held for the purposes described in this Proxy Statement. Each copy of this Proxy Statement mailed to a holder of Common Stock is accompanied by a form of proxy for use at the Annual Meeting. There are two sets of proposals - one set relates to the Acquisition and the other set relates to general business in connection with the Annual Meeting.

         ACQUISITION PROPOSALS

         UCI stockholders will be asked at the Annual Meeting to approve the following proposals which relate to the Acquisition:

                  1. Issuance of shares of Common Stock in connection with the Acquisition (the "Share Issuance Proposal").

                  2. Issuance of the Warrants, including the underlying shares of Common Stock, issued in connection with the Private Placement (the "Warrant Issuance Proposal").

                  3. Amendment of Article Fourth of the UCI Certificate to increase the authorized shares of Common Stock from 10 million shares to 30 million shares (the "Authorized Capital Stock Proposal").

         ANNUAL MEETING PROPOSALS

         In connection with the Annual Meeting, UCI stockholders will be asked:

                  1. To elect three members of the UCI Board, each to hold office for a three-year term ending on the date of the annual meeting of stockholders in the year 2001 and until such director's respective successor shall have been duly elected and qualified.

                  2. To approve the adoption of the UCI Medical Affiliates, Inc. 1997 Stock Incentive Plan for officers, directors, employees and consultants of UCI and its subsidiaries (the "1997 Incentive Plan Proposal").

                  3. To ratify the appointment of Price Waterhouse LLP as the firm of independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1998 (the "Ratification of Auditors Proposal").

         DATE, TIME AND PLACE OF MEETING

         The Annual Meeting will be held on Thursday, June 25, 1998 at 10:00 a.m. local time, at the Embassy Suites Hotel, 200 Stoneridge Drive, Columbia, South Carolina 29210.


         RECORD DATE

         Only holders of record of Common Stock at the close of business on May 11, 1998 (the "Record Date") are entitled to notice of and will be entitled to vote at the Annual Meeting.

         SHARES OUTSTANDING AND ENTITLED TO VOTE

         The Common Stock is entitled to one vote per share on each matter that is presented for stockholder approval at the Annual Meeting. At the close of business on the Record Date, there were 6,099,241 shares of Common Stock outstanding and entitled to vote, held of record by 632 stockholders. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting.

         VOTING AND REVOCATION OF PROXIES

         The form of proxy accompanying this Proxy Statement is solicited on behalf of the UCI Board for use at the Annual Meeting. You are requested to complete, date and sign the accompanying form of proxy and promptly return it in the accompanying envelope or otherwise mail it to UCI. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted FOR each of the proposals described in this Proxy Statement, including election of the director nominees set forth in this Proxy Statement.

         The UCI Board does not presently intend to bring any business before the Annual Meeting other than the specific UCI proposals referred to in this Proxy Statement and specified in the notice of the Annual Meeting. So far as is known to the UCI Board, no other matters are to be brought before the Annual Meeting. If any other business properly comes before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted on such matters in accordance with the judgment of the persons voting such proxies.

         Any UCI stockholder who has signed the proxy referred to in this Proxy Statement may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Corporate Secretary of UCI a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Whether or not you plan to attend the Annual Meeting, you are urged to sign and return the enclosed proxy.

         QUORUM

         The quorum required for the transaction of business at the Annual Meeting is a majority of shares of Common Stock, or 3,049,621 shares, issued and outstanding on the Record Date, which shares must be present in person or represented by proxy at the Annual Meeting. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be considered shares present in person or by proxy and entitled to vote and therefore will be counted for purposes of determining whether there is a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the stockholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of UCI may solicit proxies for the reconvened Annual Meeting in person or by mail, telephone or telegraph. At any such reconvened Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

         VOTE REQUIRED

         GENERAL

         Under the NASD rules, approval by the affirmative vote of the holders of a majority of the total votes cast on each of the Share Issuance Proposal and the Warrant Issuance Proposal, in person or by proxy, is required to approve such proposals. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote.

         Under the DGCL, approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve the Authorized Capital Stock Proposal. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal.

         Under the DGCL, the three director nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) in the election of directors at the Annual Meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the outcome of the vote. The UCI Certificate does not allow for cumulative voting in the election of directors.

         Approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve each of the 1997 Incentive Plan Proposal and the Ratification of Auditors Proposal. Accordingly, abstentions and broker non-votes will have the same effect as a vote against such proposals. Approval of the 1997 Incentive Plan Proposal is required pursuant to the rules and bylaws of the NASD and by the Code.

         A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.

         SHAREHOLDER AGREEMENTS

         Each of M. F. McFarland, III, M.D., CHC and CP&C has separately agreed with MHC in agreements dated February 9, 1998, to vote shares of Common Stock as to which each of them has voting control in favor of the proposals relating to the Acquisition to be presented at the Annual Meeting. Each of them has also indicated to the Company their intent to vote in favor of all other proposals scheduled to be presented at the Annual Meeting. As of the Record Date, these shares represented 51.9 percent of the outstanding Common Stock.

         BASED ON THESE NUMBERS, APPROVAL OF ALL PROPOSALS AND THE ELECTION OF THE THREE DIRECTORS TO BE ELECTED BY THE HOLDERS OF COMMON STOCK IS ASSURED, REGARDLESS OF THE VOTE CAST BY ANY OTHER UCI STOCKHOLDER.

         SOLICITATION OF PROXIES AND EXPENSES

         UCI will bear the cost of preparing, assembling and mailing this Proxy Statement and the accompanying form of proxy to stockholders. In addition to solicitation by mail, the directors, officers and employees of UCI may solicit proxies from stockholders by telephone, telegram, letter, facsimile or in person. No compensation will be paid for such solicitations. UCI may request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, UCI, upon the request of the record holders, will reimburse such holders for their reasonable expenses.



DESCRIPTION OF PROPOSALS

         The UCI Board has considered each of the proposals described in this Proxy Statement and believes that each proposal is in the best interests of UCI stockholders.

         THE UCI BOARD RECOMMENDS, BY THE UNANIMOUS CONSENT OF ALL DIRECTORS, THAT YOU VOTE FOR EACH PROPOSAL DESCRIBED IN THIS SECTION.

              YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

         SHARE ISSUANCE AND WARRANT ISSUANCE PROPOSALS

         Because the shares of Common Stock to be issued in the Acquisition and the shares of Common Stock issuable upon exercise of the Warrants to be delivered in connection with the Private Placement will exceed 20 percent of the number of shares of Common Stock outstanding prior to such issuances, the NASD rules require that UCI stockholders approve the issuance of such Common Stock and the Warrants.

         AUTHORIZED CAPITAL STOCK PROPOSAL

         The Authorized Capital Stock Proposal provides that Article Fourth of the UCI Certificate will be amended to increase the authorized shares of Common Stock from 10 million shares to 30 million shares. The remaining shares of authorized but unissued Common Stock may thereafter be used for general corporate purposes, including in connection with future acquisitions. Approval of this proposal is required to consummate the issuance of the shares of Common Stock contemplated by the Share Issuance Proposal and the issuance of the Warrants and underlying Common Stock contemplated by the Warrant Issuance Proposal discussed above. The full text of the Authorized Capital Stock Proposal is included in Appendix B attached to this Proxy Statement.

         ELECTION OF DIRECTORS

         Three directors are to be elected at the Annual Meeting. The UCI Certificate provides for a classified Board of Directors so that, as nearly as possible, one-third of the UCI Board is elected each year to serve a three-year term. Pursuant to the authority granted to it under the UCI Bylaws, the UCI Board has set the size of the UCI Board at seven members with staggered terms expiring at the forthcoming Annual Meeting and at the annual meetings of stockholders in the years 1999 and 2000. Charles P. Cannon, A. Wayne Johnson and Ashby M. Jordan, M.D. have been nominated by the UCI Board for election as directors at the forthcoming Annual Meeting for terms expiring at the annual meeting of stockholders in the year 2001. Mr. Cannon's and Dr. Jordan's terms as directors expire at the forthcoming Annual Meeting. See "Directors and Executive Officers."

         The persons named in the accompanying proxy have been designated by the UCI Board and, unless authority is specifically withheld, they intend to vote for the election of the nominees listed above. A stockholder executing the enclosed proxy may vote for the nominees or may withhold such vote from the nominees. In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such stockholder's specifications. Although it is not contemplated that the nominees will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of another person in accordance with their best judgment.

         Pursuant to the Acquisition Agreement, in the event Mr. Johnson is not elected to the UCI Board at the Annual Meeting, promptly following the Annual Meeting, the UCI Board, acting pursuant to the authority granted to it under the UCI Bylaws, will increase the size of the UCI Board to eight directors, and Mr. Johnson is to be appointed by the UCI Board as the director to fill the vacancy created by such expansion of the size of the UCI Board.


         1997 INCENTIVE PLAN PROPOSAL

         GENERAL

         The UCI Board approved the adoption of the UCI Medical Affiliates, Inc. 1997 Stock Incentive Plan (the "Stock Plan") effective as of December 17, 1997, subject to the approval of the Stock Plan by the stockholders at the Annual Meeting. The following discussion of the Stock Plan is qualified in its entirety by reference to the Stock Plan. UCI will provide promptly, upon request and without charge, a copy of the full text of the Stock Plan to each stockholder to whom a copy of this Proxy Statement is delivered. Requests should be directed to: Mr. Jerry F. Wells, Jr., Chief Financial Officer, UCI Medical Affiliates, Inc., 1901 Main Street, Suite 1200, Columbia, South Carolina 29201 (803) 252-3661.

         PURPOSE

         The Stock Plan is intended to provide UCI with maximum flexibility to meet the evolving needs of UCI and its subsidiaries over the next ten years in providing stock-based incentives and rewards to officers, directors and employees of UCI, and to consultants and advisors to UCI, who are and have been in a position to contribute materially to improving UCI's profits. The enhanced employment incentives available through the Stock Plan are expected to promote the interests of UCI and its stockholders by strengthening UCI's ability to attract and retain key officers and employees. Through the operation of the Stock Plan, such present and future officers and employees may be encouraged to acquire, or to increase their acquisition of, Common Stock, thus maintaining their personal and proprietary interests in UCI's continued success and progress.

         ADMINISTRATION

         The UCI Board will oversee and carry out the provisions of the Stock Plan, and may establish one or more Committees (the "Committee") to assume such duties and any other duties as are contemplated for any of such Committees under the terms of the Stock Plan. When and if established by the UCI Board, the Committee will be responsible to the UCI Board for the operation of the Stock Plan and will make recommendations to the UCI Board with respect to participation in the Stock Plan by officers, directors and employees of, and consultants and advisors to, UCI and its subsidiaries, and with respect to the extent of that participation. (All further references to the Committee contained in this description of the Stock Plan should be deemed to be references to the UCI Board to the extent that a Committee has not been established by the Board.) The interpretation and construction by the Committee of any provisions of the Stock Plan or of any award granted under it will be final. All awards made under the Stock Plan will be evidenced by written agreements between UCI and the participant.

         OPERATION

         The Stock Plan provides for the grant of incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), stock appreciation rights ("SARs") and restricted stock awards ("Restricted Stock"). The Stock Plan will be effective for a term of ten years after the effective date of its adoption by the UCI Board. A maximum of 1,500,000 shares of Common Stock may be issued pursuant to awards granted under the Stock Plan, and the UCI Board has reserved 1,500,000 shares for this purpose. The number of shares reserved for issuance under the Stock Plan will be adjusted in the event of an adjustment in the capital stock structure of UCI affecting the Common Stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or similar event), and the Committee is authorized to adjust the terms of awards under the Stock Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Stock Plan. UCI intends to register the shares of Common Stock reserved under the Stock Plan under the 1933 Act.


         All obligations of UCI under the Stock Plan and under any award granted under the Stock Plan will be binding upon any successor to UCI, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business or assets of UCI, or a merger, consolidation or otherwise. Unless otherwise specifically prohibited by the terms of any award or under any applicable laws, rules or regulations, upon the occurrence of a change in control of UCI, each then outstanding option and SAR that is not otherwise exercisable will become immediately and fully exercisable, and any restrictions imposed on Restricted Stock will lapse. Under the Stock Plan, events constituting a change in control include the acquisition by any third party or group of 35 percent or more of the outstanding Common Stock; the change over a two-year period of the makeup of a majority of the members of the UCI Board; a tender offer to acquire control of the outstanding Common Stock; and shareholder approval of the liquidation of UCI, the sale of substantially all of its assets, or the merger, consolidation or reorganization of UCI where the voting securities of UCI prior to such event do not continue to constitute at least 65 percent of the voting securities of the surviving entity.

         ELIGIBILITY

         Each officer, director and employee of UCI or any of its subsidiaries is eligible to participate in the Stock Plan, and awards under the Stock Plan may also be granted from time to time to persons serving as consultants or advisors to UCI or any of its subsidiaries. The Committee will select the individuals who will participate in the Stock Plan, and members of the Committee will not be restricted under the terms of the Stock Plan from participating in the Stock Plan while serving as members of the Committee. On the date of this Proxy Statement, seven directors, approximately 775 employees and no consultants and advisors were eligible to participate in the Stock Plan. The Committee may grant awards under the Stock Plan to any officer, director or other employee of, or any consultant or advisor to, UCI or any of its subsidiaries. Awards that are granted at the same or at different times under the Stock Plan are not required to contain similar provisions.

         No awards may be granted under the Stock Plan after December 17, 2007. The Board may terminate the Stock Plan sooner without further action by the stockholders. The UCI Board also may amend the Stock Plan without stockholder approval, except that no amendment that increases the number of shares of Common Stock that may be issued under the Stock Plan or changes the class of individuals who may be selected to participate in the Stock Plan will become effective until it is approved by the stockholders.

         STOCK OPTIONS

         The Stock Plan permits the granting of non-transferable ISOs that qualify as incentive stock options under Section 422A(b) of the Code and non-transferable NSOs that do not so qualify. The option exercise price of each option will be determined by the Committee in its sole discretion, but may not be less than the fair market value of the Common Stock on the date the option is granted in the case of ISOs and may not be less than 50 percent of such fair market value in the case of NSOs. On May 27, 1998, the reported last sale price of the Common Stock on the Nasdaq SmallCap Market was $1.56 per share.

         The term of each option will be fixed by the Committee, but may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The exercise price of options granted under the Stock Plan must be paid in cash or by delivery of shares of Common Stock or a combination of cash and shares.


         Except as otherwise provided below, upon termination of a participant's employment, an option will terminate upon the earliest to occur of the full exercise of the option, the expiration of the option by its terms, and the date three months following the date of employment termination. Should termination of employment (a) result from the death or permanent and total disability of a participant, such three-month termination period shall extend to one year, or
(b) be for cause, the option will terminate on the date of employment termination. The employment of a consultant or advisor will be deemed terminated upon UCI's notice to the participant that UCI will no longer transact business with the consultant or advisor.

         To qualify as ISOs, options must currently meet additional federal tax requirements, including limits on the value of shares subject to ISOs first exercisable annually to any participant, and a shorter exercise period and higher minimum exercise price in the case of certain large stockholders. To the extent these special requirements are changed or eliminated, the Stock Plan will be amended accordingly.

         STOCK APPRECIATION RIGHTS

         The Committee may also grant non-transferrable rights, alone or in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or shares of Common Stock (in the sole discretion of the Committee) equal to the increase since the date of grant in the fair market value of the shares covered by such SAR over the SAR price for such shares. The SAR price will be established at the date of grant of the SAR and will be determined by the Committee in its sole discretion, except that the SAR price may not be less than the fair market value of the Common Stock on the date the SAR is granted in the case of an SAR issued in tandem with an ISO, and may not be less than 50 percent of such fair market value in the case of all other SARs. The restrictions applicable to the exercise of SARs under the Stock Plan in the context of termination of employment with UCI are the same as those restrictions applicable to the exercise of stock options under the Stock Plan as discussed above.

         RESTRICTED STOCK AWARDS

         The Committee may also award shares of Common Stock subject to such conditions and restrictions, if any, as the Committee may determine. The purchase price, if any, of shares of Restricted Stock shall be determined by the Committee. Recipients of Restricted Stock may be required to enter into a Restricted Stock award agreement with UCI in such form as the Committee may determine, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may at any time waive such restrictions or accelerate such dates. Shares of Restricted Stock will be non-transferable. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the lapse or waiver of any restrictions, then the shares shall be forfeited to UCI for no payment. Prior to the lapse of any restrictions on shares of Restricted Stock, the participant will have all rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in any Restricted Stock award agreement.

         CURRENT AWARDS

         The number and value of awards that may be granted under the Stock Plan in the future to officers, directors and employees of, and consultants and advisors to, UCI or any of its subsidiaries cannot currently be determined and will be within the discretion of the Committee. As of the date of this Proxy Statement, one award of an ISO for the purchase of 60,000 shares of Common Stock at an exercise price of $1.75 per share was made effective December 17, 1997 to an officer (non-executive) of UCI. One-third of that ISO vests on each of the first three anniversaries of its date of grant. As of the date of this Proxy Statement, no other grants of any awards have been approved under the Stock Plan to any other persons.

         FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a brief summary of the federal income tax rules currently in effect that are generally relevant to stock incentive awards. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.


         INCENTIVE STOCK OPTIONS: For regular income tax purposes, no taxable income is realized by the optionee upon the grant or exercise of an ISO. As long as no disposition of shares issued upon exercise of the ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (b) no deductions will be allowed to UCI for federal income tax purposes. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) UCI will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by UCI. Special rules apply when all or a portion of the exercise price of the ISO is paid by tendering shares of Common Stock, and special rules may also apply where the optionee is subject to Section 16(b) of the 1934 Act. A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO if it occurs in the same taxable year as the exercise of the ISO.

         NONQUALIFIED STOCK OPTIONS: No income is realized by the optionee at the time an NSO is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and UCI receives a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held. Special rules could apply in some situations if the optionee is subject to Section 16(b) of the 1934 Act.

         STOCK APPRECIATION RIGHTS: No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, or when a participant receives payment in cancellation of an SAR, the participant will generally be required to include as taxable ordinary income in the year of such exercise or payment an amount equal to the amount of cash received and the fair market value of any stock received. UCI will generally be entitled at the same time to a deduction for federal income tax purposes equal to the amount includable as ordinary income by such participant.

         RESTRICTED STOCK AWARDS: The recipient of Restricted Stock generally will realize ordinary income equal to the fair market value of the stock at the time the stock is no longer subject to forfeiture, minus any amount paid for such stock, and UCI will receive a corresponding deduction.

However,  unless prohibited by any award agreement,  a recipient may elect under
Section 83(b) of the Code to realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code). If Restricted Stock is received in connection with another award under the Stock Plan, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for Restricted Stock.

         The foregoing discussion is provided for the information of stockholders and is not a complete description of the federal tax consequences in respect of transactions under the Stock Plan, nor does it describe state or local tax consequences.


         RATIFICATION OF AUDITORS PROPOSAL

         The UCI Board, adopting the recommendation of the Audit Committee of the UCI Board (the "Audit Committee"), has appointed the certified public accounting firm of Price Waterhouse LLP as UCI's independent auditors for the fiscal year ending September 30, 1998, subject to ratification by the stockholders at the Annual Meeting. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will be available to respond to questions and may make a statement if such representatives so desire.

DIRECTORS AND EXECUTIVE OFFICERS

         DIRECTORS

         The following sets forth certain information concerning the persons nominated for election as directors and the current directors whose terms will continue beyond the Annual Meeting.

         DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2001

         CHARLES P. CANNON, 47, has served as a director of UCI since September 1995, as Vice President, Corporate Controller and Assistant Treasurer for BCBS since April 1988 and as Assistant Treasurer for its subsidiary, CHC, since April 1988. Prior to joining BCBS in April 1988, he was a Senior Manager and consultant for Price Waterhouse LLP for eleven years. Mr. Cannon is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants, the Institute of Management Accountants and the Tennessee Society of Certified Public Accountants.

         A. WAYNE JOHNSON, 46, has served as Chairman and Chief Executive Officer of MHC from its inception in February 1996. Mr. Johnson has 23 years of entrepreneurial and business operations experience in the field of financial services and corporate development. Prior to co-founding MHC in February 1996, Mr. Johnson had served since 1991 as President of one of the major operating subsidiaries of First Data Corporation and Chief Marketing Officer and strategic planner for First Data Card Services Group, a subsidiary of First Data
Corporation. Mr. Johnson was the founder of both Integratec, a collection company, and QualiServ, a credit card outsourcing service company.

         ASHBY M. JORDAN, M.D., 58, has served as a director of UCI since August 1996 and as Vice President of Medical Affairs of BCBS since December 1986. Prior to joining BCBS, Dr. Jordan was the Vice President of Medical Affairs for CIGNA HealthPlan of South Florida, Inc. Dr. Jordan is

 Board Certified by the American Board of Pediatrics.


         DIRECTORS WHOSE TERMS EXPIRE IN 2000

         M.F. MCFARLAND, III, M.D., 49, has served as Chairman of the Board, President and Chief Executive Officer of UCI since January 1987 and as a director of UCI since September 1984. From September 1984 until January 1987, he served as Vice President of UCI. He has served as President and as the sole director of UCI-SC and DC-SC for over five years and of UCI-GA since its organization in February 1998. He served as Associate Professional Director of the Emergency Department of Richland Memorial Hospital in Columbia, South Carolina from 1978 to 1981 and was President of the South Carolina Chapter of the American College of Emergency Physicians in 1979. Dr. McFarland is currently a member of the Columbia Medical Society, the South Carolina Medical Association and the American Medical Association.



         CHARLES M. POTOK, 48, has served as a director of UCI since September 1995 and as Executive Vice President and Chief Operating Officer of CP&C since March 1984. Mr. Potok is an Associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Prior to joining CP&C, Mr. Potok served as Chief Property and Casualty Actuary and Director of the Property and Casualty Division of the South Carolina Department of Insurance.

         DIRECTORS WHOSE TERMS EXPIRE IN 1999

         HAROLD H. ADAMS, JR., 50, has served as a director of UCI since June 1994 and as President and owner of Adams and Associates, International, Adams and Associates, and Southern Insurance Managers since June 1992. He served as President of Adams Eaddy and Associates, an independent insurance agency, from 1980 to 1992. Mr. Adams has been awarded the Chartered Property Casualty Underwriter designation and is currently a member of the President's Board of Visitors of Charleston Southern University in Charleston, South Carolina. He has received numerous professional awards as the result of over 25 years of involvement in the insurance industry and is a member of many professional and civic organizations.

         THOMAS G. FAULDS, 56, has served as a director of UCI since August 1996 and as Executive Vice President of Private Business for BCBS since October 1991. Mr. Faulds has been with BCBS since March 1972 where he has served in key senior management positions in government programs, information systems and operations.

         EXECUTIVE OFFICERS

         The following sets forth certain information concerning the persons who currently serve as executive officers of UCI who do not also serve on the UCI Board.

         JERRY F. WELLS, JR., 35, has served as Chief Financial Officer and Executive Vice President of Finance of UCI since he joined UCI in February 1995 and as Corporate Secretary of UCI since December 1996. He has served as Executive Vice President of Finance, Chief Financial Officer and Corporate Secretary of UCI-SC since December 1996, and of UCI-GA since its organization in February 1998, and as Corporate Secretary of DC-SC since December 1996. Prior to joining UCI, he served as a Senior Manager and consultant for Price Waterhouse LLP from 1985 until February 1995. Mr. Wells is a certified public accountant and is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants and the North Carolina CPA Association.

         D. MICHAEL STOUT, M.D., 52, has served as Executive Vice President of Medical Affairs of

UCI since 1985. He is Board Certified in Emergency Medicine and is a member of the American College of Emergency Physicians, the Columbia Medical Society and the American College of Physician Executives.




        JON G. KEITH, 48, has served as Executive Vice President and Chief Operating Officer of UCI and as Chief Operating Officer of UCI-SC since he joined the Company in January 1997. From 1985 until he joined the Company, Mr. Keith served as Vice President for Corporate Services and Vice President for Administration for Baptist Healthcare System of South Carolina and Baptist Medical Center. Mr. Keith is a Diplomate with the American College of Healthcare Executives and a member of the Medical Group Management Association.

         JITENDRA S. MEHTA, 46, has served as Executive Vice President of Development and Procurement of UCI since he joined the Company in November 1993. Mr. Mehta has an extensive background in hospital and medical personnel administration. He served as Business Director of Multispecialty Clinic in Maryland from 1985 to 1989 and served as Vice President and Partner of Citrus Diagnostic Center from 1990 to 1993. Mr. Mehta is currently a member of American Registry for Radiological Technology and the Nuclear Medicine Technologist Certification Board.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



         Section 16(a) of the 1934 Act requires the directors and officers of UCI to file reports of holdings and acquisitions in Common Stock with the SEC. Based on UCI records and other information, UCI believes that all SEC filing requirements applicable to its directors and officers were complied with in respect to the Company's fiscal year ended September 30, 1997.

         BOARD OF DIRECTORS AND BOARD COMMITTEES

         UCI BOARD

         The UCI Board had a total of four regular meetings and no special meetings during the Company's fiscal year ended September 30, 1997. No director attended fewer than 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served. Among the standing committees established by the UCI Board are a Compensation Committee, an Audit Committee, and a Revenue Enhancement Committee. The UCI Board does not have a nominating committee for recommending to stockholders candidates for positions on the UCI Board. Currently, seven directors serve on the UCI Board.

         AUDIT COMMITTEE

         The Audit Committee consists of Messrs. Adams and Cannon. This committee recommends to the UCI Board the engagement of the independent auditors for the Company, determines the scope of the auditing of the books and accounts of the Company, reviews the reports submitted by the auditors, examines procedures employed in connection with the Company's internal control structure, reviews and approves the terms of acquisitions between the Company and any related party entities, undertakes certain other activities related to the fiscal affairs of the Company and makes recommendations to the UCI Board as may be appropriate. This committee met once during the Company's fiscal year ended September 30, 1997.

         COMPENSATION COMMITTEE

         The Compensation Committee consists of Messrs Adams, Cannon, Potok and Russell J. Froneberger. (Mr. Froneberger is not standing for reelection at the Annual Meeting.) This committee monitors the Company's executive compensation plan, practice and policies, including all salaries, bonus awards and fringe benefits, and makes recommendations to the UCI Board with respect to changes in existing executive compensation plans and the formation and adoption of new executive compensation plans. This committee met once during the Company's fiscal year ended September 30, 1997.

REVENUE ENHANCEMENT COMMITTEE

         The Revenue Enhancement Committee consists of Messrs. Adams, Faulds, Froneberger and Potok. This committee monitors the Company's ancillary and complementary services, and makes recommendations to the UCI Board with respect to changes in such existing services. This committee met once during the Company's fiscal year ended September 30, 1997.

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation earned during the fiscal year ended September 30, 1997 and during each of the two prior fiscal years by the President and Chief Executive Officer of UCI and the executive officers of UCI whose annual compensation from UCI exceeded $100,000 for all services provided to the Company. No other executive officer of the Company earned compensation in excess of $100,000 for services provided to the Company in any of the three fiscal years reflected in the table.





                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                    COMPENSATION
                                              ANNUAL COMPENSATION                      AWARDS
                                   -------------------------------------------     ----------------
                                                                                     SECURITIES
                                   FISCAL                                            UNDERLYING             ALL OTHER
NAME AND PRINCIPAL  POSITION        YEAR        SALARY(1)           BONUS (1)         OPTIONS             COMPENSATION(2)
----------------------------       ------      ----------         ------------      -----------          ------------------

M.F. McFarland, III, M.D.           1997      $  316,540 (3)  $      - 0- (4)         141,675                 $  7,968
   CHAIRMAN, PRESIDENT AND          1996         315,000 (3)       63,500 (4)          30,000                    7,368
   CHIEF EXECUTIVE OFFICER          1995         194,616 (3)      145,000 (4)          35,000                    6,818

D. Michael Stout, M.D.              1997      $  216,825 (5)   $     - 0- (6)          79,825                 $   - 0-
   EXECUTIVE VICE PRESIDENT OF      1996         198,316 (5)         - 0- (6)          10,000                     - 0-
   MEDICAL AFFAIRS                  1995         157,600 (5)       32,000 (6)          20,000                      -0-



(1) Amounts included under the heading "Salary" and "Bonus" include compensation from both UCI-SC and DC-SC.

(2) Amounts included under the heading "All Other Compensation" are comprised of premiums for long term disability and life insurance provided by the Company for the benefit of Dr. McFarland.

(3) For services performed by Dr. McFarland for UCI-SC, a wholly-owned subsidiary of UCI, Dr. McFarland received an annual salary of $157,500 and $157,500 during the fiscal years ended September 30, 1997 and 1996, respectively. Dr. McFarland served without compensation from UCI-SC for his services during the fiscal year ended September 30, 1995. For services performed by Dr. McFarland for DC-SC, an affiliated professional association wholly owned by Dr. McFarland that contracts with UCI-SC to provide all medical services at UCI's medical facilities, Dr. McFarland received an annual salary of $159,040, $157,500, and $194,616 for the fiscal years ended September 30, 1997, 1996, and 1995, respectively.

(4) Pursuant to the employment agreement dated October 1, 1995 between UCI-SC and Dr. McFarland, UCI-SC accrued incentive bonuses during the fiscal years ended September 30, 1997 and 1996 payable to Dr. McFarland of zero and $63,500, respectively, and made no payments to Dr. McFarland against accrued bonuses. DC-SC accrued a bonus payable to Dr. McFarland during the fiscal year ended September 30, 1995 of $145,000. Dr. McFarland received draws from DC-SC out of previously accrued bonuses of $62,000, $120,000 and $167,430 during the fiscal years ended September 30, 1997, 1996, and 1995, respectively.

(5) For services performed by Dr. Stout for UCI-SC, Dr. Stout received an annual salary of $50,000 and $45,833 during the fiscal years ended September 30, 1997 and 1996, respectively. Dr. Stout served without compensation from UCI-SC for his services during the fiscal year ended September 30, 1995. For services performed by Dr. Stout for DC-SC, Dr. Stout received an annual salary of $166,825, $152,483, and $157,600 for the fiscal years ended September 30, 1997, 1996, and 1995, respectively.

(6) DC-SC accrued and paid bonuses to Dr. Stout of zero, zero and $32,000 during the fiscal years ended September 30, 1997, 1996 and 1995, respectively.

         OPTION GRANTS

         The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended September 30, 1997 to certain of the executive officers of UCI. (All options reflected below vest one-third on each of the first three anniversaries of the grant date.)


                                         OPTION GRANTS IN LAST FISCAL YEAR
                                                 INDIVIDUAL GRANTS

                                                            PERCENT OF TOTAL
                                   NUMBER OF SECURITIES      OPTIONS GRANTED       EXERCISE OR
                                    UNDERLYING OPTIONS        TO EMPLOYEES          BASE PRICE         EXPIRATION
                                          GRANTED              IN FY 1997           PER SHARE             DATE

             NAME
-------------------------------    ----------------------   ------------------    ---------------    ----------------

M.F. McFarland, III, M.D.                   20,000               4.49%           $  2.8875           Dec. 18, 2001
   CHAIRMAN, PRESIDENT                     121,675              27.31               2.1313           June 18, 2002
   AND CHIEF EXECUTIVE OFFICER


A. Michael Stout, M.D.                       5,000               1.12               2.6250           Dec. 18, 2006
   EXECUTIVE VICE PRESIDENT                 74,825              16.80               1.9375           June 18, 2007
   OF MEDICAL AFFAIRS




         FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information with respect to unexercised options to purchase Common Stock held at September 30, 1997. None of the named executive officers exercised any options during the fiscal year ended September 30, 1997.


                                             1997 FISCAL YEAR-END
                                                 OPTION VALUES

                                        NUMBER OF SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                             UNEXERCISED OPTIONS AT                      IN-THE-MONEY
                                                FISCAL YEAR END                   OPTIONS AT FISCAL YEAR END
                                     ---------------------------------------    --------------------------------
               NAME                      EXERCISABLE        UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
---------------------------          ------------------    -----------------    ------------     ---------------

M.F. McFarland, III, M.D.                       33,333              173,342         $   -0-           $  44,862
   CHAIRMAN, PRESIDENT AND
   CHIEF EXECUTIVE OFFICER

                                       48





                                             1997 FISCAL YEAR-END
                                                 OPTION VALUES

                                        NUMBER OF SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                             UNEXERCISED OPTIONS AT                      IN-THE-MONEY
                                                FISCAL YEAR END                   OPTIONS AT FISCAL YEAR END
                                     ---------------------------------------    --------------------------------
               NAME                      EXERCISABLE        UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
--------------------------           ------------------    -----------------    ------------     ---------------
A. Michael Stout, M.D.                          16,666               93,159             -0-              42,090
   EXECUTIVE VICE PRESIDENT
   OF MEDICAL AFFAIRS


DIRECTOR COMPENSATION

         Non-employee directors are paid a fee of $500 for attendance at each meeting of the UCI Board. Non-employee directors of UCI are reimbursed by UCI for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the UCI Board.

         During the fiscal year ended September 30, 1996, UCI adopted a Non-Employee Director Stock Option Plan (the "1996 Non-Employee Plan"). The 1996 Non-Employee Plan provides for the granting of options to two non-employee directors for the purchase of 10,000 shares of Common Stock at the fair market value as of the date of grant. Under this plan, 5,000 options were issued to Harold H. Adams, Jr. and 5,000 options were issued to Russell J. Froneberger. These options are exercisable during the period commencing on March 20, 1999 and ending on March 20, 2006. At September 30, 1997, there were stock options outstanding under the 1996 Non-Employee Plan for 10,000 shares, none of which were exercisable.

         During the fiscal year ended September 30, 1997, UCI adopted a Non-Employee Director Stock Option Plan (the "1997 Non-Employee Plan"). The 1997 Non-Employee Plan provides for the granting of options to four non-employee directors for the purchase of 20,000 shares of Common Stock at the fair market value as of the date of grant. Under this plan, 5,000 options were issued each to Charles P. Cannon, Thomas G. Faulds, Ashby M. Jordan, M.D., and Charles M. Potok. These options are exercisable during the period commencing on March 28, 2000 and ending on March 28, 2007. At September 30, 1997, there were stock options outstanding under the 1997 Non-Employee Plan for 20,000 shares, none of which were exercisable.

EMPLOYMENT CONTRACTS

         Effective October 1, 1995, Dr. McFarland entered into a five-year contract with UCI-SC that provides for annual compensation of $157,500, the use of one automobile and an incentive bonus payable at the end of the fiscal year, subject to the determination of the UCI Board and based upon net income and gross revenue of UCI for the same year. Also, effective October 1, 1995, Dr. McFarland entered into a five-year contract with DC-SC that provides for annual compensation of $157,500.

         Effective November 1, 1995, Dr. Stout entered into a five-year contract with UCI-SC that provides for annual compensation of $50,000. Also, effective November 1, 1995, Dr. Stout entered into a five-year contract with DC-SC that provides for annual compensation of $160,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to UCI regarding the beneficial ownership of Common Stock as of April 30, 1998. Information is presented for (i) stockholders owning more than five percent of the outstanding Common Stock, (ii) each director, director nominee and executive officer of UCI, individually, and (iii) all directors and executive officers of UCI, as a group.



                                            NUMBER  OF SHARES
NAME                                     BENEFICIALLY  OWNED  (1)                 PERCENTAGE
---------------------                   --------------------------               -------------







                                       49



                                                                        NUMBER  OF SHARES
NAME                                                                BENEFICIALLY  OWNED  (1)                 PERCENTAGE
---------------------                                              --------------------------               -------------
 Blue  Cross  Blue  Shield  of South Carolina (2)....... 2,624,623                                             43.37 %
 M.F. McFarland, III, M.D. (3).............................589,128                                              9.65
 Harold H. Adams, Jr. .......................................2,500                                               *
 Charles P. Cannon ............................................-0-                                              -0-
 Thomas G. Faulds............................................. -0-                                              -0-
 Russell J.  Froneberger.....................................2,000                                               *
 A. Wayne Johnson..............................................-0-                                              -0-
 Ashby M. Jordan,  M.D.........................................-0-                                              -0-
 Jon G. Keith...............................................20,500 (4)                                           *
 Jitendra  Mehta............................................18,334 (5)                                           *
 Charles M. Potok..............................................-0-                                              -0-
 D. Michael  Stout,  M.D. .................................280,627 (6)                                          4.62
 Jerry F. Wells,  Jr. ......................................33,333 (7)                                           *
All current directors and executive officers
 as a group (11 persons)...................................946,422                                             15.28%



----------------------
  *       Amount represents less than 1.0 percent.

 (1) Beneficial ownership reflected in the table is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise specified, each of the stockholders named in the table has indicated to UCI that such stockholder has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that stockholder.
 (2) The business address of the named beneficial owner is I-20 at Alpine Road, Columbia, SC 29219. The shares reflected in the table are held of record by CHC (2,006,442 shares) and CP&C (618,181 shares), each of which is a wholly-owned subsidiary of BCBS.
 (3) The business address of the named beneficial owner is 1901 Main Street, Suite 1200, Columbia, SC 29201. Shares reflected in the table include 50,000 shares issuable pursuant to currently exercisable stock options.
 (4) Includes 20,000 shares issuable pursuant to currently exercisable stock options.
 (5) All shares are issuable pursuant to currently exercisable stock options.
 (6) Includes 21,667 shares issuable pursuant to currently exercisable stock options.
 (7) All shares are issuable pursuant to currently exercisable stock options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

 AGREEMENTS WITH DC-SC

         FACILITIES AGREEMENT

         Pursuant to a Facilities Agreement between UCI-SC and DC-SC (the "Facilities Agreement"), UCI-SC supplies to DC-SC the facilities, equipment and assets of the UCI Centers as well as such non-medical personnel as are reasonably required by DC-SC in the operation of the UCI Centers. In exchange, DC-SC provides the necessary staffing for the performance of medical services at the UCI Centers, including a physician to serve as Executive Medical Director having overall responsibility for the operations of the UCI Centers. From the fees paid each month to DC-SC for services rendered at the UCI Centers, DC-SC retains an amount equal to the cost of all narcotic drugs purchased by DC-SC during the month and an amount sufficient to satisfy the payroll and related personnel costs of DC-SC for physicians and other medical providers at the UCI Centers, with the balance of the fees paid to UCI-SC. During the Company's fiscal years ended September 30, 1997, 1996, and 1995, DC-SC received an
aggregate  of   approximately   $27,925,000,   $23,254,000,   and   $17,987,000,
respectively, in fees prior to deduction by DC-SC of its payroll and other related deductible costs covered under the Facilities Agreement. For accounting purposes, the operations of DC-SC are combined with the operations of UCI and are reflected in the consolidated financial statements of UCI. Pursuant to the employment agreement between DC-SC and Dr. McFarland, Dr. McFarland serves as Executive Medical Director of the UCI Centers, and is paid an annual salary for his services in such position. Footnotes (3) and (4) of the Summary Compensation Table in this Proxy Statement describe compensation paid to Dr. McFarland by DC-SC during the fiscal years ended September 30, 1997, 1996 and 1995. Pursuant to the employment agreement between DC-SC and Dr. Stout, Dr. Stout provides medical services to DC-SC, and is paid an annual salary for such services. Footnotes (5) and (6) of the Summary Compensation Table in this Proxy Statement describe compensation paid to Dr. Stout by DC-SC during the fiscal years ended September 30, 1997, 1996 and 1995. In September 1996, the Facilities Agreement was renewed for an additional fifteen-year term. In January 1995, the Facilities Agreement was modified to provide UCI-SC with certain rights to terminate the Facilities Agreement (a) upon the death of Dr. McFarland, (b) upon Dr. McFarland ceasing to own, either directly or indirectly, a controlling interest in DC-SC, or (c) upon Dr. McFarland becoming a "disqualified person" as defined by the South Carolina Business Corporation Act of 1988, as amended. Dr. McFarland is the President, sole director and sole owner of DC-SC.

         REFUND AGREEMENT

         Pursuant to a Facilities Fee Refund Agreement (the "Refund Agreement") entered into among UCI, UCI-SC and DC-SC, DC-SC was entitled to receive a refund of a portion of the fees payable to UCI-SC under the Facilities Agreement with respect to fourteen of the UCI Centers. The Refund Agreement was terminated effective October 1, 1995. During UCI's fiscal years ended September 30, 1997 and 1996, UCI-SC made payments to DC-SC of $62,000 and $120,000, respectively, against accumulated refunds payable. At September 30, 1997 and 1996, UCI-SC had refunds payable to DC-SC of approximately $94,000 and $156,000, respectively.

MEDICAL CENTER LEASES


         UCI-SC leases six medical center facilities from CHC and one medical center facility from CP&C under operating leases with fifteen-year terms expiring in 2008, 2009 and 2010. The terms of these leases are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements. Each of these leases has a five-year renewal option, and a rent guarantee by DC-SC. One of the leases has a purchase option allowing UCI-SC to purchase the center at fair market value after February 1,

1995.  Total lease  payments made by UCI-SC under these leases during the fiscal
years  ended   September   30,  1997  and  1996  were   $319,730  and  $306,178,
respectively.

         Several of the UCI Centers are leased or were leased from entities owned or controlled by certain principal stockholders and/or members of UCI's management. The terms of these leases are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

         The Doctor's Care Northeast facility is leased from a partnership in which Dr. McFarland is a general partner. The lease was renewed in October 1994 for a five-year term. The lease has two five-year renewal options and provides UCI-SC with an option to purchase the facility at its fair market value after October 1995. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 1997 and 1996 were $45,600 and $45,600, respectively, plus utilities and real estate taxes.

         The Doctor's Care Lexington facility was leased from a general partnership in which Dr. McFarland and Dr. Stout were general partners. The Doctor's Care Lexington facility was sold in February 1996 to unrelated third parties who lease it to UCI-SC. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 1997 and 1996 were zero and $14,125, respectively, plus utilities and real estate taxes.

         The Doctor's Care West Columbia and the Doctor's Care Beltline facilities were leased from a general partnership in which Dr. McFarland and Dr. Stout were general partners. Both of these centers' facilities were sold in May 1996 to unrelated third parties who lease them to UCI-SC. Total lease payments made by UCI-SC under these two leases during the fiscal years ended September 30, 1997 and 1996 were zero and $46,516, respectively, plus utilities and real estate taxes. In connection with its agreement to lease these two facilities, UCI-SC guaranteed the lessor's mortgage debt relating to the two facilities. At September 30, 1997 and 1996, the outstanding balance of such debt was zero.

         The Doctor's Care Lugoff facility was leased directly from Dr. McFarland. This facility was sold in May 1996 to an unrelated third party who leases it to UCI-SC. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 1997 and 1996 were zero and $16,613, respectively, plus utilities and real estate taxes.

OTHER TRANSACTIONS WITH RELATED PARTIES

         At December 31,1997, CHC owned 2,006,442 shares of Common Stock and CP&C owned 618,181 shares of Common Stock, which combine to approximately 43.37 percent of the outstanding Common Stock. Each of CHC and CP&C is a wholly-owned subsidiary of BCBS. The following is a historical summary of purchases of Common Stock by BCBS subsidiaries directly from UCI.



                                                                        PRICE            TOTAL
                    DATE             BCBS            NUMBER              PER           PURCHASE
                  PURCHASED       SUBSIDIARY        OF SHARES           SHARE            PRICE
               ---------------    ------------    --------------      ----------     --------------

                  12/10/93            CHC               333,333         $1.50        $     500,000
                  06/08/94            CHC               333,333         3.00             1,000,000
                  01/16/95            CHC               470,588         2.13             1,000,000
                  05/24/95            CHC               117,647         2.13               250,000
                  11/03/95            CHC               218,180         2.75               599,995
                  12/15/95            CHC               218,180         2.75               599,995
                  03/01/96            CHC               109,091         2.75               300,000
                  06/04/96           CP&C               218,181         2.75               599,998
                  06/23/97           CP&C               400,000         1.50               600,000


         The Common Stock acquired by CHC and CP&C directly from UCI was purchased pursuant to exemptions from the registration requirements of federal and state securities laws. Consequently, the ability of the holders to resell such shares in the public market is subject to certain limitations and conditions. The shares acquired by CHC and CP&C were purchased at share prices below market value at the respective dates of purchase in part as a consequence of the lower issuance costs incurred by UCI in the sale of these unregistered securities and in part as consequence of the restricted nature of the shares. CHC and CP&C have the right to require registration of the stock under certain circumstances as described in the respective stock purchase agreements. BCBS and its subsidiaries have the option to purchase as many shares as may be necessary for BCBS and its subsidiaries to maintain ownership of 47 percent of the outstanding Common Stock in the event that UCI issues additional stock to other parties (excluding shares issued to employees or directors of UCI).

         During the fiscal year ended September 30, 1994, UCI-SC entered into a capital lease purchase agreement with BCBS for a new billing and accounts receivable system, which includes computer equipment, for an aggregate purchase price of $504,000. UCI-SC has the option to purchase the equipment at the end of the lease term for $1. The lease obligation recorded at September 30, 1997 is $340,916, which includes lease addenda. The terms of the lease purchase agreement are believed to be no more or less favorable to UCI-SC than the terms that would have been obtainable through arm's-length negotiations with unrelated third parties for a similar billing and accounts receivable system, which includes computer equipment.

         During the fiscal year ended September 30, 1994, UCI-SC entered into an agreement with CP&C pursuant to which UCI-SC, through DC-SC, acts as the primary care provider for injured workers of firms carrying worker's compensation insurance through CP&C. Additionally, during the fiscal year ended September 30, 1995, UCI-SC executed a $400,000 note payable to CP&C payable in monthly installments of $4,546 (including 11 percent interest) from April 1, 1995 to March 1, 2010, collateralized by certain accounts receivable. The terms of the agreement with CP&C are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

         UCI-SC, through DC-SC, provides services to members of a health maintenance organization operated by CHC who have selected DC-SC as their primary care provider. The terms of the agreement with CHC are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

         During the fiscal year ended September 30, 1996, BCBS provided a non-interest bearing advance to UCI in the amount of $600,000. This advance was paid in full in December 1996. The terms of this advance are believed to have been no more or less favorable to UCI than those that would have been obtainable through arm's-length negotiations with related third parties for similar arrangements.

         The employees of UCI and its subsidiaries are offered health, life, and dental insurance coverage at group rates from BCBS and its subsidiaries. The group rates offered to the employees of UCI and its subsidiaries are believed to be no more or less favorable to UCI and its subsidiaries than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar services.

         UCI and its subsidiaries contract with Adams and Associates for worker's compensation, and professional liability insurance coverage, which in turn contracts with CP&C to be the insurance carrier for the workers compensation insurance coverage of UCI and its subsidiaries. Aggregate premiums paid during the fiscal year ended September 30, 1997 in connection with such policies were approximately $155,000. During the fiscal year ended September 30,
1996,   Adams  and  Associates
provided short-term financing to UCI for approximately $17,000 in workers compensation audit premiums, which was paid in full during the fiscal year ended September 30, 1997. Harold H. Adams, Jr. is the President and owner of Adams and Associates and is also a director of UCI. Effective November 1, 1997, UCI and its subsidiaries no longer contract through Adams and Associates for any of their insurance coverage. Management of UCI believes that the terms of its contracts with Adams and Associates were no more or less favorable to UCI and its subsidiaries than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar services.

         UCI contracts with Global Consulting, Inc. for certain financial and marketing consulting services. Russell J. Froneberger is the President and owner of Global Consulting, Inc. and is also a director of UCI whose term expires at the forthcoming Annual Meeting. Mr. Froneberger is not standing for reelection as a director at the Annual Meeting. Fees paid during the fiscal year ended September 30, 1997 in connection with these services were approximately $96,000. The terms of the contracts with Global Consulting, Inc. are believed to be no more or less favorable to UCI than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar services.

                             ADDITIONAL INFORMATION

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

         We have made forward-looking statements in this document that are subject to known and unknown risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of the combined company set forth under "Risk Factors" and "The Acquisition - Description of the Acquisition - Reasons for the Acquisition" and "- Fairness Opinion" and those preceded by, followed by or that include the words "believes," "expects," "anticipates" or similar expressions. Such statements reflect the current views of UCI and/or MHC with respect to future events. For those statements as they relate to UCI only, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, to the extent provided by applicable law. This safe harbor does not apply to forward-looking statements of MHC because MHC has never registered its securities with the SEC. You should understand that the important factors set forth below, in addition to those discussed elsewhere in this document and in the documents which we incorporate by reference, could affect the future results of the Company and could cause those results to differ materially from those expressed or implied in our forward-looking statements. Although UCI's management believes that their expectations of future performance are based on reasonable assumptions within the bounds of their knowledge of their business and operations, there can be no assurance that actual results will not differ materially from their expectations. Factors which could cause actual results to differ from expectations include, among other things, the difficulty in controlling the Company's costs of providing healthcare and administering its network of medical centers; the possible negative effects from changes in reimbursement and capitation payment levels and payment practices by insurance companies, healthcare plans, government payors and other payment sources; the difficulty of attracting primary care physicians; the increasing competition for patients among healthcare providers; possible government regulations in multiple jurisdictions negatively impacting the existing organizational structure of the Company; the possible negative effects of prospective healthcare reform; the challenges and uncertainties in the implementation of the Company's expansion and development strategy; the dependence on key personnel, a significant delay in the expected date of the closing of the Acquisition; the ability to successfully integrate the management structures of MHC and consolidate the operations of MHC with those of the Company; and other factors described in this document and in other document filed by UCI with the SEC.

STOCKHOLDER PROPOSALS

         Proposals of stockholders of UCI which are intended to be presented by such stockholders at the next Annual Meeting of UCI stockholders must be received by UCI no later than February 1, 1999 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

         The UCI Board knows of no other matters which are likely to be brought before the Annual Meeting. If any matters are brought before the Annual Meeting, the proxy agents named in the enclosed proxy will vote on such matters in accordance with their best judgment.

ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB/A for the fiscal year ended September 30, 1997, which has been filed with the SEC, is included in the Company's 1997 Annual Report to Stockholders which accompanies this Proxy Statement.

WHERE YOU CAN FIND MORE INFORMATION

         UCI files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC at "http://www.sec.gov." Reports, proxy statements and other information should also be available for inspection at the offices of the NASD.

         The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy
Statement, except for any information superseded by information contained directly in this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about UCI and its finances.


     UCI SEC Filings (File No. 0-13265)                    Period
 Annual Report on Form 10-KSB/A.......................Fiscal year ended September 30, 1997
 Quarterly Reports on Form 10-QSB.....................Quarters ended December 31, 1997 and March 31, 1998
 Current Reports on Form 8-K and Form 8-K/A...........Filed April 20, 1998, May 11, 1998 and May 28, 1998

A description of Common Stock
contained in UCI's Registration
Statement on Form 8-A.................................Dated March 6, 1985



         We are also incorporating by reference additional documents we file with the SEC from the date of this Proxy Statement to the date of the Annual Meeting. Any statement in this document or in a document incorporated or deemed to be incorporated by reference in this document shall be deemed to be modified or superseded for purposes of this document to the extent that a statement contained in this document or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this document, except as so modified or superseded.

         UCI has supplied all information contained or incorporated by reference in this Proxy Statement relating to UCI. MHC has supplied all such information relating to its operations. UCI does not take any responsibility for the accuracy of the information provided by MHC.

         A copy of the UCI Form 10-KSB/A for the fiscal year ended September 30, 1997 is included in the UCI Annual Report to Stockholders which accompanies this Proxy Statement. If you are a stockholder, we may have already sent you some of the other documents incorporated by reference, but you can obtain any document incorporated by reference through us, the SEC, or the SEC's Internet web site as described above. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement. Stockholders may obtain documents incorporated by reference in this Proxy Statement by requesting them in writing or by telephone to us at the following address:

                          UCI Medical Affiliates, Inc.
                         Investor Relations Department
                          1901 Main Street, Suite 1200

                         Columbia, South Carolina 29201
                                 (803) 252-3661

         If you would like to request documents from us, please do so by June 15, 1998 to receive them before the Annual Meeting.


         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS RELATING TO THE ACQUISITION. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 29, 1998. YOU SHOULD NOT ASSUME THAT THE INFORMATION
CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                                                                   APPENDIX A

                                February 9, 1998

The Board of Directors
UCI Medical Affiliates, Inc.
1901 Main Street, Suite 1200
Columbia, SC 29201

Members of the Board of Directors:

         You have requested my opinion, as of this date, as to the fairness, from a financial point of view, to UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), and its stockholders of the terms of the proposed transactions referred to below.

         Pursuant to the proposed Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") dated as of the date hereof, to be entered among UCI, UCI Medical Affiliates of Georgia, Inc. ("UCI-GA"), MainStreet Healthcare Corporation ("MainStreet") and certain of its affiliated entities, the parties thereto are to effect a business combination transaction pursuant to which, on the terms and subject to the conditions set forth in the Acquisition Agreement (the "Proposed Transactions"): (i) UCI-GA and certain of its affiliates will acquire from MainStreet and its affiliates certain assets and liabilities for a purchase price of $8,870,000 consisting of a combination of cash, common stock of UCI and assumption of certain liabilities. I understand that all approvals required for the consummation of the Proposed Transactions have been or, prior to consummation of the Proposed Transactions will be, obtained.

         In arriving at my opinion, I have among other things:

                  (i) reviewed the terms and conditions of the Proposed Transactions, including the draft Acquisition Agreement and the draft agreements ancillary thereto;

                  (ii) analyzed certain financial aspects of the Proposed Transactions and consideration to be paid by UCI and UCI-GA in connection with the Proposed Transactions;

                  (iii) reviewed and analyzed publicly available historical business and financial information relating to UCI and its affiliated entities, as presented in documents filed with the Securities and Exchange Commission and otherwise provided to me by UCI, as well as historical financial information relating to MainStreet and its affiliated entities as provided to me by UCI and MainStreet;

                  (iv) analyzed selected summary non-public financial and operating results of operations of UCI (consolidated) and MainStreet;

                  (v) analyzed the financial conditions and prospects of UCI and MainStreet;

                  (vi) reviewed and analyzed public information, including certain stock market data and financial information relating to selected companies with operating statistics and dynamics similar to those of UCI and MainStreet;


                  (vii) reviewed the trading history of UCI's common stock, including such stock's performance in comparison to market indices and to selected companies with operating statistics and dynamics similar to those of UCI;

The Board of Directors
UCI Medical Affiliates, Inc.
February 9, 1998
Page 2

-------------------------------




                  (viii) conferred with the management teams of each of UCI and MainStreet;

                  (ix) reviewed public financial and transaction information relating to premiums and multiples paid in certain merger and acquisition transactions similar to the Proposed Transactions or relevant portions thereof; and

                  (x)      conducted   such   other   financial   analyses   and
                           investigations as I deemed necessary or appropriate for the purposes of the opinion expressed herein.

         In rendering my opinion, I have assumed and relied upon the accuracy and completeness of the financial and other information respecting UCI and MainStreet and any other information provided to me by the parties, and we have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of UCI and MainStreet. With respect to selected summary financial and operating results referred to above, I have assumed they were reasonably prepared on a basis reflecting the best currently available information and the good faith estimates and judgements of the management of UCI as to the future financial performance of UCI and the management of MainStreet as to the future financial performance of MainStreet.

         In addition to my review and analysis of the specific information set forth above, my opinion herein reflects and gives effect to my assessment of general economic, monetary and market conditions existing as of the date of this letter as they may affect the business and prospects of UCI and MainStreet.

         My engagement and the opinion expressed herein are for the benefit of the Board of Directors of UCI in its evaluation of the Proposed Transactions and may not be used for any other purpose without my prior written consent, except that this opinion may be included in its entirety and referred to in any filing made by UCI with the Securities and Exchange Commission with respect to the Proposed Transactions. Furthermore, the opinion rendered herein does not constitute a recommendation that UCI pursue the Proposed Transactions over any other alternative transactions which may be available to UCI or that any stockholder of UCI vote to approve the Proposed Transactions.

         Based on and subject to the foregoing, I am of the opinion that, as of the date of this letter, the terms of the Proposed Transactions are fair, from a financial point of view, to UCI and its stockholders.

                                                  Very truly yours,

                                                  /s/ Oliver G. Wood, Jr.
                                                  ------------------------
                                                      Oliver G. Wood, Jr.

                                                                  APPENDIX B

                   PROPOSED AMENDMENTS TO THE UCI CERTIFICATE

                        AUTHORIZED CAPITAL STOCK PROPOSAL

         The Authorized Stock Proposal provides that the UCI Certificate will be amended by restating the first paragraph of Article Fourth to read in its entirety as follows:

         "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is as follows: Thirty Million (30,000,000) shares of Common Stock, having a par value of five cents ($.05) per share, amounting in the aggregate to One Million Five Hundred Thousand Dollars ($1,500,000) and Ten Million (10,000,000) shares of Preferred Stock having a par value of one cent ($.01) per share, amounting in the aggregate to One Hundred Thousand Dollars ($100,000)."

                                                                   APPENDIX C


                        INDEX TO FINANCIAL STATEMENTS OF
                        MAINSTREET HEALTHCARE CORPORATION

                                                                                      Page
Unaudited Consolidated Financial Statements as of March 31, 1998 and
  for the year ended March 31, 1998:


          Consolidated Balance Sheet................................................C-2
          Consolidated Statement of Operations......................................C-3
          Consolidated Statement of Stockholders' Deficit...........................C-4
          Consolidated Statement of Cash Flows......................................C-5
          Notes to Consolidated Financial Statements................................C-6

Audited Consolidated Financial Statements as of March 31, 1997 and for the
     period from February 6, 1996 (date of incorporation) to March 31, 1997:
          Independent Auditors' Report..............................................C-7
          Consolidated Balance Sheet................................................C-8
          Consolidated Statement of Operations......................................C-9
          Consolidated Statement of Stockholders' Deficit..........................C-10
          Consolidated Statement of Cash Flows.....................................C-11
          Notes to Consolidated Financial Statements...............................C-12
Management's Discussion and Analysis of Financial Condition and
     Results of Operations.........................................................C-21




                                         MainStreet Healthcare Corporation
                                       Unaudited Consolidated Balance Sheet

                                                                                       March 31, 1998
                                                                                  -------------------------
      ASSETS
      Current assets:
      Cash                                                                                         $57,603
      Accounts receivable, less allowances for contractural adjustments and
      uncollectible accounts of $1,306,160                                                       1,755,558
      Accounts receivable, stockholders
      Other receivables                                                                              4,820
      Prepaid and other                                                                             96,680
                                                                                  -------------------------
               Total current assets                                                              1,914,661
      Property and equipment, net                                                                1,520,504
      Intangible assets, net                                                                     1,558,194
      Other assets                                                                                 422,859
                                                                                  -------------------------

      Total assets                                                                              $5,416,218
                                                                                  =========================

      LIABILITIES AND STOCKHOLDERS' DEFICIT
       Current liabilities:
        Accounts payable                                                                        $1,381,327
        Other accrued expenses and liabilities                                                   1,637,873
        Current portion of notes payable                                                           477,095
        Current portion of capital lease obligations                                                60,055
        Stockholder loan                                                                            24,476
                                                                                  -------------------------
      Total current liabilities                                                                  3,580,826
      Notes payable, less current portion                                                          358,066
      Capital lease obligations, less current portion                                               82,910
                                                                                  -------------------------
               Total liabilities                                                                 4,021,802

      Redeemable preferred stock, $.01 par value; 412 shares authorized, no                        412,000
      shares issued and outstanding
      5% cumulative redeemable preferred stock, $1,000 redemption value; 6,000                   4,367,000
      authorized, 4,367 shares issued and outstanding
      Class A nonvoting convertible common stock, $.01 par value; 5,000,000
      shares authorized, 276,000 shares issued and outstanding                                     695,815

      STOCKHOLDER'S DEFICIT
      Class B common stock, $.01 par value; 20,000,000 shares authorized,
      6,460,452 shares issued and outstanding                                                       64,605
      Additional paid-in capital                                                                   162,710
      Accumulated deficit                                                                        4,307,714
                                                                                  -------------------------
               Total stockholder's deficit                                                     (4,080,399)
                                                                                  -------------------------
               Total liabilities and stockholders' deficit                                      $5,416,218
                                                                                  =========================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        MainStreet Healthcare Corporation
                 Unaudited Consolidated Statement of Operations
                        For the Year Ended March 31, 1998




     Net patient service revenue                          $ 6,696,957


     Operating expenses:
             Cost of affiliated physician services          3,072,496
       Clinic salaries, wages and benefits                  2,347,521
       Clinic rent and lease expense                          565,377
       Clinic supplies                                        706,748
       Other clinic costs                                     907,509
       General corporate expenses                             966,614
       Depreciation and amortization                          348,739
                                                       ---------------
     Total expenses                                         8,915,004
                                                       ---------------

     Operating loss                                       (2,218,047)
                                                       ---------------

     Other expense:
       Interest expense, net                                 340,470
                                                       ---------------
     Loss before income taxes                             (2,558,517)
                                                       ---------------

     Income taxes                                          --
                                                       ---------------

     Net loss                                          $  (2,558,517)
                                                       ===============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                         MAINSTREET HEALTHCARE CORPORATION

                             Unaudited Consolidated Statement of Stockholders' Deficit

                                         For the Year Ended March 31, 1998


                                      Class B                  Additional                           Total
                                                Common Stock    Paid-in        Accumulated      Stockholder's
                                      Shares                    Capital          Deficit           Deficit
                                      Amount

Balance at March 31, 1997         $  5,875,000  $ 58,750        $  81,550     $ (1,612,237)      $  (1,471,937)
Issuance of common stock               585,452     5,855            3,932                -               9,787
Write-off of closed practices                -     5,855          (59,732)               -                   -
Accretion of difference
   Between fair value and
   guaranteed value of stock
   issued in connection with
   acquisition                               -         -          136,960            (136,960)               -
Net loss                                     -         -                -          (2,558,517)       (2,558,517)
                                  ------------   --------       ----------     ---------------    --------------
Balance at March 31, 1998         $  6,460,452   $ 64,605      $  162,710     $    (4,307,714)   $   (4,080,399)
                                  ============   ==========     ==========     ===============    ==============


See accompanying notes to consolidated financial statements.


                                         MainStreet Healthcare Corporation
                                  Unaudited Consolidated Statement of Cash Flows
                                         For the Year Ended March 31, 1998

      OPERATING ACTIVITIES:
      Net income                                                                  $ (2,558,517)
      Adjustments to reconcile net income to cash provided
      by operating activities:
      Depreciation and amortization                                                    348,739
      Intangible assets and organizational costs                                       226,599
      (Increase) decrease in assets:
      Accounts receivable, net                                                        (645,539)
      Other receivables                                                                105,838
      Prepaid expenses and other assets                                                (52,670)
      Increase (decrease) in liabilities:
      Accounts payable                                                                  685,916
      Other accrued expenses and liabilities                                          1,022,636
                                                                             --------------------
               Net cash provided (used) by operating activities                        (866,998)
                                                                             --------------------
      INVESTING ACTIVITIES:
      Acquisitions of businesses, net of cash acquired                                  (80,000)
      Purchases of property and equipment                                              (228,578)
                                                                             --------------------
               Net cash used by investing activities                                   (308,578)
                                                                             --------------------
      FINANCING ACTIVITIES:
      Net proceeds from issuance of preferred stock                                      550,972
      Proceeds from shareholder loans                                                      6,224
      Proceeds from issuance of common stock                                               4,235
      Net borrowings under capital lease obligations                                     205,381
      Receipt of preferred stock subscriptions                                           750,000
      Repayments of notes payable                                                      (285,583)
      Repayments of shareholder loans                                                         --
                                                                             --------------------
      Net cash provided by financing activities                                        1,231,229
                                                                             --------------------

      Net increase in cash and cash equivalents                                           55,653
      Cash and cash equivalents, beginning of period                                       1,950
                                                                             ====================
      Cash and cash equivalents, end of period                               $
                                                                                          57,603
                                                                             ====================

      Cash paid during the year:
               Interest                                                          $       176,665
                                                                             ====================

               Income taxes                                                  $                 --
                                                                             ====================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       MainStreet Healthcare Corporation
              Notes to Unaudited Consolidated Financial Statements




NOTE 1.  BASIS OF PRESENTATION

The accompanying consolidated financial statements are unaudited and omit disclosures which would substantially duplicate those contained in the most recent audited financial statements. The financial statements as of March 31, 1998, in the opinion of management, include all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation. The unaudited financial information as of March 31, 1997 has been derived from the audited financial statements as of that date. For further information, refer to the financial statements and the notes included in the financial report of MainStreet Healthcare Corporation ("MHC").


NOTE 2.  SUBSEQUENT EVENT

On May 13, 1998, UCI Medical Affiliates of Georgia, Inc. ("UCI-GA") acquired substantially all of the assets and assumed certain equipment and real property lease obligations and line of credit obligations of MHC in a transaction accounted for as a purchase to be effective as of May 1, 1998. The purchase price consisted in part of a cash payment of $450,000 to an escrow agent appointed by MHC, the delivery of a promissory note in the amount of $800,000 from UCI-GA in favor of the escrow agent, and the delivery of an agreement to issue to MHC 2,091,396 shares of common stock of UCI Medical Affiliates, Inc. The delivery of such shares is subject to approval by the stockholders of UCI Medical Affiliates, Inc.

KPMG Peat Marwick LLP
303 Peachtree Street, N.E.
Suite 2000
Atlanta, GA 30308

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
MainStreet Healthcare Corporation:


We have audited the accompanying consolidated balance sheet of MainStreet Healthcare Corporation as of March 31, 1997, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the period February 6, 1996 (date of incorporation) to March 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MainStreet Healthcare Corporation at March 31, 1997, and the results of its operations and its cash flows for the period February 6, 1996 (date of incorporation) to March 31, 1997 in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that MainStreet Healthcare Corporation will continue as a going concern. As discussed in note 1(b) to the consolidated financial statements, MainStreet Healthcare Corporation has suffered recurring losses and has a working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1(b). The accompanying consolidated financial statements do not include any adjustment that might result from the outcome of this uncertainty.

November 14, 1997, except
    as to note 12(b), which is
    as of February 3, 1998                  /s/ KPMG Peat Marwick LLP




                                    MAINSTREET HEALTHCARE CORPORATION
                                        Consolidated Balance Sheet
                                              March 31, 1997

                                                  Assets
Current assets:




    Cash                                                                        $       1 ,950
    Accounts receivable, less allowances for contractual adjustments
      and uncollectible accounts of $1,258,571                                                   1,110,019
    Redeemable preferred stock subscriptions receivable (notes 4 and 11)                           750,000
    Other receivables                                                                              110,658
    Prepaid and other                                                                               44,010
                                                                                                  --------
           Total current assets                                                                  2,016,637

Property and equipment, net (notes 3 and 6)                                                      1,422,594
Intangible assets, net (notes 3 and 5)                                                           1,968,252
Other assets                                                                                       388,393
                                                                                                   -------

           Total assets                                                                 $        5,795,876
                                                                                                 =========

                                  Liabilities and Stockholders' Deficit

Current liabilities:
    Accounts payable                                                                    $          695,411
    Other accrued expenses and liabilities                                                         615,237
    Current portion of notes payable (notes 3 and 7)                                                357,053
    Current portion of capital lease obligation (note 7)                                             3,401
    Shareholder loan (note 8)                                                                       18,252
                                                                                                  --------
             Total current liabilities                                                           1,689,354

Long-term liabilities:
    Notes payable, less current portion (notes 3 and 7)                                            751,261
    Capital lease obligation, less current portion (note 7)                                         14,183
                                                                                                 ----------
             Total long-term liabilities                                                           765,444

             Total liabilities                                                                   2,454,798

Redeemable preferred stock, $.01 par value; 13,250 shares authorized,
    no shares issued and outstanding                                                                     -
5% cumulative redeemable preferred stock, $1,000 redemption value;
    6,000 shares authorized, 3,367 shares issued and outstanding, 750
    shares subscribed (notes 4, 11, and 12)                                                      4,117,000
Class A nonvoting convertible common stock, $.01 par value;
    5,000,000 shares authorized, 268,000 shares issued and outstanding                             696,015

Stockholders' deficit (note 4):
    Class B common stock, $.01 par value; 20,000,000 shares authorized,
    5,875,000 shares issued and outstanding                                                         58,750
    Additional paid-in capital                                                                      81,550
    Accumulated deficit                                                                         (1,612,237)
Total stockholders' deficit                                                                     (1,471,937)
                                                                                                -----------

    Total liabilities and stockholders' deficit                                         $        5,795,876
                                                                                                 =========



          See accompanying notes to consolidated financial statements.




                                    MAINSTREET HEALTHCARE CORPORATION

                                   Consolidated Statement of Operations

                For the period February 6, 1996 (date of incorporation) to March 31, 1997


Net patient service revenue                                                             $        3,665,982
                                                                                                 ---------

Operating expenses:
    Cost of affiliated physician services                                                        1,733,826
    Clinic salaries, wages, and benefits                                                         1,131,729
    Clinic rent and lease expense (notes 7 and 8)                                                  306,571
    Clinic supplies                                                                                287,431
    Other clinic costs                                                                             428,987
    General corporate expenses (note 8)                                                            571,499
    Depreciation and amortization (notes 5 and 6)                                                  217,029
    Clinic start-up expenses                                                                       307,419
                                                                                                 ---------
           Total expenses                                                                        4,984,491

Operating loss                                                                                  (1,318,509)

Interest expense, net (note 7)                                                                     161,774
Loss on clinic disposals (note 12(a))                                                               88,990
                                                                                               -----------
           Loss before income taxes                                                             (1,569,273)

Income taxes (note 9)                                                                                   -
                                                                                               ------------
           Net loss                                                                     $       (1,569,273)
                                                                                                 =========




See accompanying notes to consolidated financial statements.




                                    MAINSTREET HEALTHCARE CORPORATION

                             Consolidated Statement of Stockholders' Deficit

                For the period February 6, 1996 (date of incorporation) to March 31, 1997


                                             Class B               Additional                           Total
                                                  Common Stock      Paid-in        Accumulated      Stockholder's
                                                  ------------
                                              Shares                Capital          Deficit           Deficit
                                              ------
                                          Amount
                                         -------                    ---------      -----------      -------------
Balance at February 6, 1996                     -    $        -           -                 -                 -
Issuance of common stock                5,875,000        58,750      38,586                              97,336
Accretion of difference
   Between fair value and
   guaranteed value of stock
   issued in connection with
   acquisition (note 3)                         -             -      42,964          (42,964)                 -
Net loss                                        -             -           -       (1,569,273)        (1,569,273)
                                       -----------  ------------  ----------     ------------     --------------
Balance at March 31, 1997               5,875,000    $   58,750      81,550       (1,612,237)        (1,471,937)
                                       ===========  ============  ===========    ============      =============



See accompanying notes to consolidated financial statements.



                                    MAINSTREET HEALTHCARE CORPORATION

                                   Consolidated Statement of Cash Flows

                For the period February 6, 1996 (date of incorporation) to March 31, 1997


Operating activities:
    Net loss                                                                            $  (1,569,273)
    Adjustments to reconcile net loss to net cash provided
       (used) by operating activities:
         Depreciation and amortization                                                        217,029
         Changes in operating assets and liabilities,
           net of effects of acquisitions:
              Accounts receivable, net                                                       (517,720)
              Other receivables                                                              (110,658)
              Prepaid expenses and other assets                                               (64,010)
              Accounts payable                                                                580,688
              Other accrued expenses and liabilities                                          615,237
                                                                                        -------------
                  Net cash used by operating activities                                     (848,707)
                                                                                         -------------

Investing activities:
    Acquisitions of businesses, net of cash acquired (note 3)                              (1,226,480)
    Purchases of property and equipment                                                      (631,279)
                                                                                         ------------
                  Net cash used by investment activities                                   (1,857,759)
                                                                                          -----------

Financing activities:
    Net proceeds from issuance of preferred stock                                           2,071,607
    Proceeds from shareholder loans                                                         1,370,300
    Proceeds from issuance of common stock                                                     65,810
    Net borrowings under capital lease obligations                                             17,584
    Repayment of notes payable                                                               (423,363)
    Repayment of shareholder loans                                                           (393,522)
                                                                                           ----------
                  Net cash provided by financing activities                                 2,708,416
                                                                                           ----------

                  Net increase in cash                                                          1,950

Cash at beginning of period                                                                         -

Cash at end of period                                                                   $       1,950
                                                                                         ============
Supplemental disclosure of cash flow information -
    cash paid during the period for:
       Interest                                                                         $      55,476
       Income taxes                                                                                 -


See accompanying notes to consolidated financial statements.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements
                                 March 31, 1997

(1)      Organization and Basis of Presentation

         (a)      Description of Business

               MainStreet Healthcare Corporation ("the Company") was incorporated on February 6, 1996. The Company was organized to purchase general practitioner outpatient clinics in Georgia and Tennessee. After purchasing a clinic, the Company focuses on centralizing fixed costs and reducing the overall overhead of each outpatient clinic in order to maximize income and cash flow. During the period from February 6, 1996 to March 31, 1997, MainStreet acquired 12 primary care clinics.

       (b)        Basis of Presentation

               The consolidated financial statements have been prepared on the accrual basis of accounting and include the accounts of the Company and the affiliated professional corporations ("Professional Corporations"). Through the clinic services agreements between the Company and the Professional Corporations, the Company has assumed full responsibility for the operating expenses in return for the assignment of the revenue of the professional corporations.

               The Company has perpetual, unilateral control over the assets and operations of the Professional Corporations, and notwithstanding the lack of technical majority ownership of the stock of such entities, consolidation of the various professional corporations is necessary to present fairly the financial position and results of operations of the Company because of control by means other than ownership of stock. Control by the Company is perpetual rather than temporary because of (i) the length of the original terms of the agreements, (ii) the successive extension periods provided by the agreements, (iii) the continuing investment of capital by the Company, (iv) the employment of the nonphysician personnel, and (v) the nature of the services provided to the Professional Corporations by the Company. All intercompany accounts and transactions have been eliminated in the consolidation.

               The Company has experienced recurring losses since its inception, including approximately $1,900,000 (unaudited) from April 1, 1997 through December 31, 1997, and has a net working capital deficiency of approximately $1,200,000 (unaudited) as of December 31, 1997. Management has entered into a letter of intent to sell its operating clinics at an amount that in its opinion would generate sufficient value to satisfy all its outstanding debt obligations in either cash or stock (see note 12(b)). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(2)      Summary of Significant Accounting Policies

         (a)      Property and Equipment

               Property and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets. MAINSTREET HEALTHCARE CORPORATION


                                   Notes to Consolidated Financial Statements

       Equipment held under capital leases and leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the assets.

         (b)      Intangible Assets

                  (1)      Noncompete Agreements

                        In connection with certain clinic acquisitions, the Company entered into noncompete agreements with physicians. Such agreements are being amortized using the straight-line method over the terms of the agreements, generally three to five years.

                  (2)      Excess of Cost

                        Goodwill, which represents the excess of purchase price over fair value of net assets acquired, is amortized on a straight-line method over the expected periods to be benefited, generally fifteen years. The Company assesses the recoverability of this intangible asset by determining whether the amortization of the goodwill balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired operation. The amount of goodwill impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate reflecting the Company's average cost of funds. The assessment of recoverability of goodwill will be impacted if estimated future operating cash flows are not achieved. In management's estimation, the remaining amount of goodwill has continuing value.

         (c)      Net Revenue

               Patient revenue is recorded at established rates reduced by allowances for doubtful accounts and contractual adjustments. Contractual adjustments arise due to the terms of certain reimbursement and managed care contracts. Such adjustments represent the difference between charges at established rates and estimated recoverable amounts and are recognized in the period the services are rendered. Any differences between estimated contractual adjustments and actual final settlements under reimbursement contracts are reported as contractual adjustments in the year final settlements are made.

      (d)Income Taxes

               The Company accounts for income taxes using the asset and liability method of Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("SFAS No. 109"). Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying

                                  (Continued)
               amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

               Simultaneous with each acquisition, the Company enters into long-term clinic services agreements. Under these agreements, the Company manages all aspects of the affiliated practices other than the provision of medical services, which is controlled by the physician groups. For providing services under the clinic services agreements, the physicians receive compensation based on individually negotiated contracts. Generally, the clinic services agreements cannot be terminated by the physician group or the Company without cause, which includes material default or bankruptcy of either party.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


         Prior to the merger of MainStreet Georgia with and into MainStreet Delaware, as discussed in note 4, the Company was taxed as an S Corporation under the Internal Revenue Code. As a result, the Company has been taxed in a manner similar to a partnership for the period prior to December 9, 1997, and has not provided any federal or state income taxes as the results of operations were passed through to, and the related income taxes became the individual responsibility of the Company's shareholders.

         (e)      Impairment of Long-Lived Assets

               Financial Accounting Standards No. 121 ("SFAS No. 121"), ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, requires the Company to review for the impairment of long-lived assets and certain identifiable intangibles to be held and used by the Company whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

               The statement also addresses the accounting for long-lived assets that are expected to be disposed. SFAS No. 121 is applicable for most long-lived assets, identifiable intangibles, and goodwill related to those assets. Management has determined that long-lived assets are fairly stated in the accompanying consolidated balance sheet and that no indicators of impairment are present.

       (f)     Redeemable Preferred Stock Offering Costs

               Costs associated with the issuance of mandatory redeemable preferred stock have been capitalized and are being amortized using a straight-line method over five years and are included in other assets in the accompanying consolidated balance sheet (see note 5).

       (g)        Use of Estimates

               Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)   Acquisitions

   The Company acquired, through its wholly owned subsidiaries, certain operating assets of 12 primary care physician clinics.

   Simultaneouswith each acquisition, the Company enters into long-term clinic services agreements. Under these agreements, the Company manages all aspects of the affiliated practice other than the provision of medical services, which is controlled by the physician groups. For providing services under the clinic services agreements, the physicians receive compensation based on individually negotiated contracts. Generally, the clinic service agreements cannot be terminated by the physician group or the Company without cause, which includes material default or bankruptcy of either party.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


   The acquisitions have been accounted for by the purchase method of accounting and, accordingly, the purchase price has been allocated to the net assets acquired and the liabilities assumed based upon the fair values at the dates of acquisition. In connection with the acquisitions, the Company issued 268,000 shares of common stock in MainStreet Healthcare Corporation. The Company guaranteed the fair market value of the stock to be $5 per share at various dates in the future and recorded the stock by discounting the guarantee price using a risk-based interest rate of 15%. The difference between the fair value and guaranteed value of stock issued in connection with the issuance of stock of $643,395 is being accreted over the period from the date of issuance to the various settlement dates through periodic charges to accumulated deficit. The Company also issued $1,531,677 in notes payable. The excess of the purchase price over the fair values of the net assets acquired was $1,813,179 and has been recorded as goodwill and is being amortized using a straight-line method over 15 years. The composition of acquisition of businesses, net of cash acquired, is set forth below:

        Working capital, other than cash                      $       477,577
        Property and equipment                                        862,916
        Noncompete agreements                                         300,500
        Excess of costs over fair value of assets acquired          1,813,179
        Less:
          Value of stock issued                                      (696,015)
          Value of notes payable issued                            (1,531,677)
                                                                  ------------
        Cash purchase price, net of cash acquired             $     1,226,480
                                                                   ===========

      The operating results of the acquired clinics have been included in the consolidated statement of operations from the respective dates of acquisition.

(4)   Reorganization

    MainStreet Healthcare Corporation (MainStreet Georgia) was organized on February 6, 1996 as a Georgia Corporation and was authorized 10,000,000 shares of no par common stock of which 5,375,000 shares were issued.

    On December 4, 1996, MainStreet Healthcare Corporation (MainStreet Delaware) was incorporated and was authorized 10,000,000 shares of no par common stock. Effective December 9, 1996, the shareholders of MainStreet Georgia exchanged their shares for equal shares in MainStreet Delaware pursuant to a merger of MainStreet Georgia with and into MainStreet Delaware.

    On  December  11,  1996,   MainStreet  Delaware  amended  and  restated  the
    Certificate of Incorporation in order to give MainStreet Delaware the authority to issue preferred stock and common stock as follows:

              (a) 20,000 shares of Preferred Stock, par value $.01 per share. MainStreet Delaware's Board of Directors has the authority to fix the terms of the Preferred Stock.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements

              (b) 5,000,000 shares of Class A Non-Voting Convertible Common Stock, par value $.01 per share. One share of Class A Non-Voting is convertible upon: (i) a Qualified Public Offering; (ii) a sale of MainStreet Delaware; or (iii) a sale of a majority of the Class B Common Stock, into one fully paid and non-assessable share of Class B Common Stock.

              (c) 20,000,000 shares of Class B Common Stock, par value $.01 per share.

                     The Class A and Class B common stocks are identical, except with respect to voting rights, where the Class A shares have no voting rights. The Class A shares are nonvoting convertible into one share of Series B stock upon: (i) a Qualified Public Offering; (ii) a sale of the Company; or
                     (iii) a sale of a majority of the shares of Class B stock.

   Effective December 12, 1996, MainStreet Delaware entered into a recapitalization agreement. The shareholders of MainStreet Georgia exchanged a total of 5,375,000 shares of no par common stock in MainStreet Georgia and $948,026 of debt owed by MainStreet Georgia to the shareholders for 2,350,000 shares of no par common stock and 927 shares of five percent cumulative mandatory redeemable preferred stock in MainStreet Delaware. In addition, Penman Private Equity and Mezzanine Fund, L.P., (Penman) purchased 3,525,000 shares of Class B Common Stock for $60,000 and 2,440 shares of five percent mandatory redeemable preferred stock in MainStreet Delaware for $2,071,607, net of offering expenses of $368,393. The preferred stock is mandatory redeemable on December 12, 2001.

   On March 21, 1997, Penman subscribed to 750 shares of the five percent mandatory redeemable preferred stock for $750,000. On April 8, 1997, the Company received $750,000 for the subscribed preferred stock.

(5)   Intangible Assets

      Intangible assets consists of:

          Excess of cost over fair value of assets acquired    $     1,813,179
          Noncompete agreements                                        300,500
          Less accumulated amortization                               (145,427)
                                                                     ---------
                                                               $     1,968,252
                                                                     =========
(6)   Property and Equipment

      Property and equipment consists of:

          Land                                                 $       104,600
          Buildings and improvements                                   406,635
          Furniture and fixtures                                       181,621
          Clinic equipment                                             559,451
          Office equipment                                             193,843
          Leasehold improvements                                        48,046
                                                                     ---------
                                                                     1,494,196
      Accumulated depreciation and amortization                        (71,602)
                                                                     ---------
                                                               $     1,422,594
                                                                     =========
                                      C-17



                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements




(7)   Long-Term Debt and Leases

      Long-term debt and capital leases consists of:

         Notes    payable to physician groups with interest rates ranging from
                  7% to 10.5%, with payments
                  due at varying intervals through March 1, 2006                     $                 1,108,314
         Capital leases                                                                                   17,584
                                                                                                       ----------
                                                                                                       1,125,898
      Less amounts due within one year                                                                   360,454
                                                                                                      -----------
                                                                                              $          765,444
                                                                                                      ===========

   The following is a schedule of principal maturities of long-term debt, including capital leases, as of March 31, 1997.

                  1998                                                                        $          360,454
                  1999                                                                                   360,717
                  2000                                                                                   161,691
                  2001                                                                                    37,929
                  2002                                                                                    34,814
                  Thereafter                                                                             170,293
                                                                                                     -----------

                  Total                                                                       $        1,125,898
                                                                                                     ===========



       CAPITAL LEASES: The Company is the lessee of equipment under a capital lease which expires during the next ten years. The related equipment is being amortized over ten years and the related amortization expense is included with depreciation expense in the consolidated statement of operations.

       The following is a schedule of future minimum lease payments under the capital leases together with the present value of the net minimum lease payments as of March 31, 1997.


                  1998                                            $    6,045
                  1999                                                 6,045
                  2000                                                 6,045
                  2001                                                 5,892
                                                                     -------
                  Total minimum lease payments                        24,027

         Less amounts representing interest                           (6,443)
                                                                       ------
         Obligation under capital leases                              17,584
         Less current portion of capital lease obligations            (3,401)
                                                                       ------

         Long-term obligations under capital leases               $   14,183
                                                                     ========

       Capitalized equipment leases included in equipment was $18,600 at March 31, 1997. The imputed interest rate was 16.45% at March 31, 1997.

                                        MAINSTREET HEALTHCARE CORPORATION

                                   Notes to Consolidated Financial Statements


         OPERATING LEASES: Operating leases generally consist of short-term lease agreements for professional office space where the medical practices are located. These leases generally have five-year terms with renewal options. Lease expense of $250,000 for 1997 consists of corporate office space, corporate equipment and medical office space, and equipment for the operating practices.

         The following is a schedule of future minimum lease payments under noncancelable operating leases as of March 31, 1997.

                  1998                    $                 512,353
                  1999                                      453,355
                  2000                                      426,199
                  2001                                      411,586
                  2002                                      258,130
                  Thereafter                                 76,757
                                                            ----------

                                          $                 2,138,380
                                                             =========

(8)      Related Party Transactions

         The Chief Executive Officer and Chief Operating Officer of the Company made loans to finance the Company's operations in the amounts of $1,345,000 and $25,300, respectively, of which $20,000 and $500, respectively, of contributed capital was converted to debt under the Reorganization discussed in note 4. Of the $1,345,000, $927,000 was converted into preferred stock; $21,026 was converted into Class B common stock; $378,722 was repaid during the year; and the remainder of $18,252 is outstanding at March 31, 1997. Of the $25,300, $10,500 was converted into Class B common stock, and $14,800 was repaid during the year.

         During the period ended March 31, 1997, the Company made payments of $116,260 to related parties for rent expense in connection with the clinic facilities. Also, the Company made principal and interest payments of $14,220 on behalf of the Chief Executive and Operations Officers of the Company for the corporate office location.

         In the process of acquiring the physician clinic groups, the Company paid $47,650 to a consultant who became an officer of the Company.

(9)      Income Taxes

         Because of operating losses, the Company has not provided any income tax expense for the year ended March 31, 1997. The Company has operating loss carryforwards, which may be used to reduce future taxable income, of approximately $280,014 at March 31, 1997 which expire beginning in 2010.

         The income tax recognition of temporary differences originating before the Company became a C Corporation will reverse. Accordingly, an income tax liability of $101,500 was recorded as of the date the Company became a C Corporation.

                        MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


         Deferred income taxes determined in accordance with Statement 109 reflect the net tax effects of (a) temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss and tax credit carryforwards. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Due to the uncertainty of future realization, the Company's deferred tax assets are subject to a valuation allowance that results in the recognition of no deferred tax asset at March 31, 1997.

       The tax effects of significant items comprising the Company's deferred income taxes for March 31, 1997 are as follows:


            Deferred tax assets:
               Accrual to cash                                                          $                 207,000
               Net operating loss carryforwards                                                           106,400
               Other                                                                                       49,300
                                                                                                          --------
                                                                                                          362,700
               Less valuation allowance                                                                 ( 318,600)
                      Net deferred tax assets                                                              44,100

            Deferred tax liabilities - depreciation                                                       (44,100)
                                                                                                          --------

                     Net deferred taxes                                                 $                       -
                                                                                                           =======
         The significant components of the deferred income tax expense (benefit)
         for the period ended March 31, 1997 are as follows:

               Deferred income tax benefit                                              $                 420,100
               Change in tax status from S Corporation
                          to C Corporation
(101,500)
               Increase in valuation allowance                                                            (318,600)

                          Deferred income tax expense                                   $                        -
                                                                                                           ========


(10)        Contingencies

         In addition to the general liability and malpractice insurance carried by the individual physicians, the Company is insured with respect to general liability and medical malpractice risks on a claims-made basis. To the extent that any claims-made coverage is not renewed or replaced with equivalent insurance, claims based on occurrences during the term of the coverage, but reported subsequently, would be uninsured. Management anticipates that the claims-made coverage currently in place will be renewed or replaced with equivalent insurance as the term of such coverage expires.

                       MAINSTREET HEALTHCARE CORPORATION

                   Notes to Consolidated Financial Statements


(11)   Redeemable Preferred Stock

       Five percent preferred stock is cumulative, mandatory redeemable nonvoting shares issued in connection with the reorganization described in note 4. The five percent dividend is payable when declared by the Company. During 1997, the Company declared a dividend of $47,046 based on the preferred stock issuance date of December 12, 1996. Upon sale of the Company or a Qualified Public Offering, the Company will redeem the preferred stock at the redemption price which is $1,000 per share plus the amount of accrued and unpaid dividends at such date. The preferred shares are mandatory redeemable on December 12, 2001. If the Company is unable or does not redeem the preferred shares, the dividend rate will increase to nine percent.

       The Company granted options to acquire up to 146,875 shares of Class B common stock to officers of the Company, which are vested and are exercisable at $5.50 per share.

(12)   Subsequent Events

      (a) Subsequent to March 31, 1997, the Company closed two physician clinics which were purchased during the period. The amount of the loss, including write-off of goodwill, accounts receivable, and property and equipment, was $88,990.

      (b) The Company has signed a letter of intent dated February 3, 1998 for the sale of substantially all of its assets to UCI Medical Affiliates Inc. ("UCI"). The consideration paid by UCI to the Company for the assets, as defined in the letter of intent, shall be $8,050,000 plus assumption of debt of $685,000.

                        MAINSTREET HEALTHCARE CORPORATION

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                    The following  discussion and analysis provides  information which the MainStreet Healthcare Corporation ("MHC") believes is relevant to an assessment and understanding of MHC's consolidated results of operations and financial condition. This discussion should be read in conjunction with the consolidated financial statements of MHC and the notes thereto.

                    The  consolidated  financial  statements  of MHC include the accounts of MHC, MainStreet Healthcare Medical Group, P.C. of Georgia and MainStreet Healthcare Medical Group PC of Tennessee (collectively, the "MHC-PCs"). The financial statements of the
             MHC-PCs  are  consolidated  with  MHC  because  MHC has  unilateral
             control  over  the  assets  and   operations  of  the  MHC-PCs  and
             notwithstanding the lack of technical majority ownership, consolidation of the MHC-PCs with MHC is necessary to present fairly the financial position and results of operations of MHC. The management agreement between MHC and the MHC-PCs conveys to MHC perpetual, unilateral control over the assets and operations of the MHC-PCs. Control is perpetual rather than temporary because of: (i) the length of the term of the agreement, (ii) the continuing investment of capital by MHC, (iii) the employment of all of the non-physical personnel by MHC, and (iv) the nature of the services provided to the MHC-PCs by MHC.

                    Procedurally, the management agreement calls for the MHC-PCs to provide medical services and charge a fee to the patient or to the patient's insurance carrier or employer for such services. Physician salaries are paid out of these revenues and all remaining revenues are passed to MHC as a management fee. MHC provides all support personnel (nurses, technicians, receptionists), all administrative functions (billing, collecting, vendor payment), and all facilities, supplies and equipment. The consolidated accounts of MHC include all revenue and all expenses including physician salaries of all three entities.

                    The MHC-PCs enter into employment agreements with physicians for terms ranging from 1-10 years. All employment agreements have clauses that allow for early termination of the agreement if certain events occur such as the loss of a medical license. The physicians employed by the MHC-PCs. are paid on a salary basis. A few of the physicians have incentive compensation agreements. As of March 31, 1998 and March 31, 1997, the MHC-PCs employed 19 and 26 medical providers, respectively.

                    RESULTS OF  OPERATIONS  FOR THE YEAR ENDED MARCH 31, 1998 AS
             COMPARED TO THE YEAR ENDED MARCH 31, 1997

                    Revenues of $6,696,957 for the year ended March 31, 1998
             reflects an increase of 83% from those of the year ended March 31, 1997. MHC commenced its operations in March of 1996 with the
             acquisition of its  first   medical   practice   and  grew  through
             a series of acquisitions through July of 1997 when a maximum of 14 clinics had been acquired. During August and September of 1997, MHC closed three unprofitable practices in South Georgia (Valdosta, Adel, Thomaston) and continued their liquidation through fiscal year-end.



                    MHC's  revenues per practice per month decreased from
             $48,880 in fiscal  1997 to $47,162
             in fiscal 1998, a decline of 3.5%. This was due to more proactive billing and collection methods.

                    Revenues  were short of goals for fiscal 1998 due in part to the increased competition from hospitals and other providers in the metropolitan Atlanta market. In this area, regional hospitals have acquired or opened new primary care physician practices that compete directly with the company for patients. In each case, the hospital owners of our competition are believed to have significantly greater resources than the company. Management believes that such competition will continue into the future and plans to compete on a basis of quality service and accessibility.

                    An operating loss  of $2,558,517 was  incurred in  fiscal
             1998 as compared to an operating loss of $1,569,273 in fiscal 1997. Management believes that lack of improvement in the margin resulted from both the inability to attain revenue goals, and increased bad debt write off due to narrower margins afforded from health care insurance plans. Development costs from acquiring practices in fiscal 1997 affected loss/expenses for up to nine months of fiscal fiscal 1998.

                    Depreciation and amortization expense increased to $348,739 in fiscal 1998 from $217,029 in fiscal 1997. This increase is a reflection of additional clinic months in fiscal 1998. Interest expense increased from $161,774 in fiscal 1997 to $340,470 in fiscal 1998, primarily as a result of the interest costs associated with the indebtedness incurred in MHC's purchase of these centers and as a result of the issuance of 250 shares of 5% cumulative redeemable preferred shares ($1,000 redemption value), the issuance of 412 shares of 10% cummulative redeemable preferred shares ($1,000 redemption value), and interest costs associated with an agreement entered into in October 1997 with a firm to finance MHC's receivables.

           FINANCIAL CONDITION AT MARCH 31, 1998

                    Cash and cash equivalents increased  by $55,653 during the year ended March 31, 1998. Cash was utilized mainly for working capital needs and to fund the expansion previously discussed.

                    Accounts receivable increased 58% during the period,
             reflecting the overall growth in patient visits to existing medical centers and an increase in the number of clinic months.

                    Total  liabilities  increased  from  $2,454,798 at March 31,
             1997 to $4,021,802 at March 31, 1998 primarily as a result of indebtedness incurred in capital leases for equipment purchases and an increase in unpaid accounts payable and accrued expenses. MHC's current liabilities exceeded its current assets at March 31, 1998 by $1,666,165.


                    Management  believes  that MHC should be able to continue to operate and meet its continuing current operating costs out of cash generated from operations.

           LIQUIDITY AND CAPITAL RESOURCES

                    MHC requires capital principally to fund growth (acquire new medical centers), for working capital needs and for the retirement of indebtedness. MHC's capital requirements and working capital needs have been funded through a combination of external financing (including receivable funding and proceeds from the sale of 5% and 10% cumulative redeemable preferred stock) and credit extended by suppliers.

           SUBSEQUENT EVENTS

                    In May of 1998, MHC sold  substantially all of the assets of
             MHC to UCI Medical Affiliates, Inc. for $8,050,000 plus the assumption of certain indebtedness and certain leases of MHC.

-------------------------------------------------------------------------------


                                    APPENDIX
-------------------------------------------------------------------------------


                          UCI MEDICAL AFFILIATES, INC.

    PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 25, 1998 AT THE EMBASSY SUITES HOTEL, 200 STONERIDGE DRIVE, COLUMBIA, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

              The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 1, 1998 and appoints each of Jerry F. Wells, Jr. and Jon G. Keith as proxy and attorney-in-fact of the undersigned, each with full power of substitution, to vote all of the shares of common stock of UCI Medical Affiliates, Inc., a Delaware corporation, held or owned by the undersigned or standing in the name of the undersigned at the 1998 Annual Meeting of Stockholders of the Company and at any adjournments thereof, and the undersigned hereby instructs said proxies and attorneys to vote as follows:

    1. To approve the issuance of shares of Common Stock of the Company in connection with the Acquisition.

             FOR [   ]                      AGAINST [   ]                                ABSTAIN [   ]


    2. To approve the issuance of Warrants and underlying Common Stock in connection with the Private Placement.

             FOR [   ]                      AGAINST [   ]                                ABSTAIN [   ]


         3.  To approve the amendment to the Company's Amended and Restated
             Certificate of Incorporation to increase the number of authorized shares of the Company's common stock.

            FOR [   ]                       AGAINST [   ]                               ABSTAIN [   ]

4.  Election of Directors: Terms Expiring in 2001


                                    FOR the nominee listed below                        WITHHOLD AUTHORITY
                                                                                        to vote as to the nominee

                                    Charles P. Cannon         [   ]                       [   ]

                                    A. Wayne Johnson          [   ]                       [   ]

                                    Ashby M. Jordan, M.D.     [   ]                       [   ]


         5. To approve the adoption of the Company's 1997 Stock Incentive Plan.

                  FOR [   ]                          AGAINST [   ]                               ABSTAIN [   ]

6. To ratify the appointment of Price Waterhouse LLP as the firm of independent auditors for the Company for the fiscal year ending
             September 30, 1998.

                  FOR [   ]                          AGAINST [   ]                               ABSTAIN [   ]

7. In the discretion of each proxy and attorney-in-fact, upon any other business which may properly come before the meeting or any adjournment thereof.

DATE:                                       , 1998
     ---------------------------------------            -------------------------------------------------
                                                        (Signature)*

                                                        (Please  sign  exactly  as  shown  on the  envelope addressed to you.)

         NUMBER OF SHARES:
                          --------------------          --------------------------------------------------
                                                        (Signature, if held jointly)


* Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS PROXY WILL BE VOTED AS  INSTRUCTED.  IN THE  ABSENCE OF SUCH  INSTRUCTIONS,
THIS PROXY WILL BE VOTED  "FOR" EACH OF THE  PROPOSALS  LISTED,  AND THE PROXIES
HEREIN



NAMED WILL VOTE ON OTHER  MATTERS THAT MAY  PROPERLY  COME BEFORE THE MEETING OR
ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.



